Exhibit 99.1

Blackstone Reports First Quarter 2017 Results

New York, April 20, 2017: Blackstone (NYSE:BX) today reported its first quarter 2017 results.

Stephen A. Schwarzman, Chairman and Chief Executive Officer, said, “Blackstone reported outstanding results in the first quarter, marked by strong returns across our major fund strategies as well as our best quarter for realizations on record. The result was a more than doubling of revenue and earnings versus the prior-year period, and our second best quarterly distribution ever, at $0.87 per common unit. In total, we will have distributed nearly $14 per common unit of value since the IPO, including $2.50 per year on average over the past three years(a), making Blackstone consistently one of the highest yielding large-capitalization companies in the world.”

Blackstone issued a full detailed presentation of its first quarter 2017 results, which can be viewed at www.blackstone.com.

Distribution

Blackstone has declared a quarterly distribution of $0.87 per common unit to record holders of common units at the close of business on May 1, 2017. This distribution will be paid on May 8, 2017.

Quarterly Investor Call Details

Blackstone will host a conference call on April 20, 2017 at 11:00 a.m. ET to discuss first quarter 2017 results. The conference call can be accessed via the Shareholders section of Blackstone’s website at www.blackstone.com or by dialing +1 (877) 391-6747 (U.S. domestic) or +1 (617) 597-9291 (international), pass code 149 943 55#. For those unable to listen to the live broadcast, a replay will be available on www.blackstone.com or by dialing +1 (888) 286-8010 (U.S. domestic) or +1 (617) 801-6888 (international), pass code 188 08 979#.

About Blackstone

Blackstone is one of the world’s leading investment firms. We seek to create positive economic impact and long-term value for our investors, the companies we invest in, and the communities in which we work. We do this by using extraordinary people and flexible capital to help companies solve problems. Our asset management businesses, with over $360 billion in assets under management, include investment vehicles focused on private equity, real estate, public debt and equity, non-investment grade credit, real assets and secondary funds, all on a global basis. Further information is available at www.blackstone.com. Follow Blackstone on Twitter @Blackstone.

(a)	Includes $0.59 per common unit of value for the spin of PJT Partners on October 1, 2015, which increases the 3-year average of value distributed by $0.20/year.

The Blackstone Group L.P.

345 Park Avenue

New York, New York 10154

T 212 583 5000

Forward-Looking Statements

This release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 which reflect Blackstone’s current views with respect to, among other things, Blackstone’s operations and financial performance. You can identify these forward-looking statements by the use of words such as “outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. Blackstone believes these factors include but are not limited to those described under the section entitled “Risk Factors” in its Annual Report on Form 10-K for the fiscal year ended December 31, 2016, as such factors may be updated from time to time in its periodic filings with the Securities and Exchange Commission, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release and in the filings. Blackstone undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

This release does not constitute an offer of any Blackstone Fund.

Investor and Media Relations Contacts

Joan Solotar Blackstone Tel: +1 (212) 583-5068 solotar@blackstone.com	Weston Tucker Blackstone Tel: +1 (212) 583-5231 tucker@blackstone.com	Christine Anderson Blackstone Tel: +1 (212) 583-5182 Christine.Anderson@blackstone.com

2

Blackstone’s First Quarter 2017 Earnings April 20, 2017

Blackstone

% Change
% Change
(Dollars in Thousands, Except per Unit Data) (Unaudited)
1Q'16
1Q'17
vs. 1Q'16
1Q'16 LTM
1Q'17 LTM
vs. 1Q'16 LTM
Revenues
Management and Advisory Fees, Net
608,906
$
642,142
$
5%
2,534,643
$
2,476,211
$
(2)%
Performance Fees
Realized Carried Interest
230,909

1,111,256

381%
2,228,605

2,355,177

6%
Realized Incentive Fees
28,419

47,160

66%
192,019

189,278

(1)%
Unrealized Carried Interest
47,586

(154,683)

n/m
(1,921,428)

279,035

n/m
Unrealized Incentive Fees
7,579

59,409

684%
(61,145)

101,490

n/m
Total Performance Fees
314,493

1,063,142

238%
438,051

2,924,980

568%
Investment Income (Loss)
Realized
(12,001)

251,344

n/m
355,240

542,082

53%
Unrealized
3,493

(40,188)

n/m
(365,309)

33,633

n/m
Total Investment Income (Loss)
(8,508)

211,156

n/m
(10,069)

575,715

n/m
Interest and Dividend Revenue
23,075

28,495

23%
96,112

101,144

5%
Other
(5,612)

(4,212)

(25)%
7,811

56,153

619%
Total Revenues
932,354

1,940,723

108%
3,066,548

6,134,203

100%
Expenses
Compensation and Benefits
Compensation
346,003

351,589

2%
1,512,635

1,340,994

(11)%
Performance Fee Compensation
Realized Carried Interest
58,504

366,191

526%
560,057

763,641

36%
Realized Incentive Fees
14,124

22,752

61%
87,842

86,724

(1)%
Unrealized Carried Interest
30,001

(4,387)

n/m
(357,075)

278,450

n/m
Unrealized Incentive Fees
3,448

23,139

571%
(24,003)

40,825

n/m
Total Compensation and Benefits
452,080

759,284

68%
1,779,456

2,510,634

41%
General, Administrative and Other
123,045

106,044

(14)%
568,175

503,308

(11)%
Interest Expense
37,356

40,246

8%
150,508

155,544

3%
Fund Expenses
5,229

24,076

360%
67,878

71,028

5%
Total Expenses
617,710

929,650

50%
2,566,017

3,240,514

26%
Other Income
Reversal of Tax Receivable Agreement Liability
-

-

n/m
82,707

-

(100)%
Net Gains from Fund Investment Activities
19,142

66,132

245%
101,951

231,740

127%
Income Before Provision for Taxes
333,786
$
1,077,205
$
223%
685,189
$
3,125,429
$
356%
Provision for Taxes
9,146

57,437

528%
100,200

180,653

80%
Net Income
324,640
$
1,019,768
$
214%
584,989
$
2,944,776
$
403%
Net Income (Loss) Attributable to Redeemable Non-Controlling Interests in Consolidated Entities
(6,401)

2,000

n/m
(2,783)

12,378

n/m
Net Income Attributable to Non-Controlling Interests in Consolidated Entities
40,086

138,685

246%
178,190

344,751

93%
Net Income Attributable to Non-Controlling Interests in Blackstone Holdings
131,202

417,258

218%
169,488

1,246,340

635%
Net Income Attributable to The Blackstone Group L.P. ("BX")
159,753
$
461,825
$
189%
240,094
$
1,341,307
$
459%
Net Income per Common Unit, Basic
0.25
$
0.70
$
180%
0.38
$
2.05
$
439%
Net Income per Common Unit, Diluted
0.23
$
0.69
$
200%
0.34
$
2.02
$
494%
Blackstone’s First Quarter 2017 GAAP Results
GAAP
Net
Income
was
$1.0
billion
for
the
quarter,
and
$2.9
billion
over
the
last
twelve
months
(“LTM”).
GAAP
Net
Income
Attributable
to
The
Blackstone
Group
L.P.
was
$462
million
for
the
quarter
and
$1.3
billion
over
the
LTM.
n/m = not meaningful.

Blackstone

Blackstone’s First Quarter 2017 Highlights
Economic
Net
Income
(“ENI”)
was
$986
million
($0.82/unit)
in
the
quarter,
up
166%
year-over-year,
on
$1.9
billion
of
Total
Segment
Revenues
from
management
fee
growth
and
strong
fund
returns.
•
ENI
was
$3.0
billion
($2.51/unit)
for
the
LTM
on
$6.0
billion
of
Total
Segment
Revenues.
Distributable
Earnings
(“DE”)
was
$1.2
billion
($1.02/unit)
in
the
quarter,
with
record
realizations
resulting
in
$1.2
billion
of
Realized
Performance
Fees.
•
DE
was
$3.0
billion
($2.42/unit)
for
the
LTM
on
$2.5
billion
of
Realized
Performance
Fees.
Fee
Related
Earnings
(“FRE”)
was
$291
million
in
the
quarter,
up
18%
year-over-year,
on
$650
million
of
Management
and
Advisory
Fees,
Net.
•
FRE
was
$1.1
billion
for
the
LTM,
up
2%
year-over-year,
on
$2.5
billion
of
Management
and
Advisory
Fees,
Net,
despite
the
spin-off
of
Blackstone’s
Advisory
businesses
completed
in
the
prior
LTM
period.
Total
Assets
Under
Management
(“AUM”)
grew
to
a
record
$368.2
billion
through
a
combination
of
continued
fundraising,
organic
platform
expansion
and
strong
fund
appreciation.
•
Gross
inflows
were
$14.0
billion
in
the
quarter,
bringing
LTM
inflows
to
$66.5
billion.
•
Total
AUM
increased
7%
year-over-year
and
Fee-Earning
AUM
was
up
15%
to
$280.2
billion.
Capital
deployed
of
$11.7
billion
in
the
quarter
and
$28.1
billion
in
the
LTM
across
the
businesses,
with
significant
deal
flow
outside
the
U.S.
Blackstone
declared
a
first
quarter
distribution
of
$0.87
per
common
unit
payable
on
May
8,
2017.
Fee Related Earnings, a Total Segment measure, has been redefined to exclude all Equity-Based Compensation and Other Revenue. Distributable Earnings, a Total Segment measure, has been redefined to exclude Other Revenue. All prior periods have been recast to reflect this definition.

Blackstone

Blackstone’s First Quarter 2017 Segment Earnings
% Change
% Change
(Dollars in Thousands, Except per Unit Data)
1Q'16
1Q'17
vs. 1Q'16
1Q'16 LTM
1Q'17 LTM
vs. 1Q'16 LTM
Management and Advisory Fees, Net
613,201
$
649,581
$
6%
2,558,343
$
2,499,373
$
(2)%
Performance Fees
314,065

1,063,728

239%
438,406

2,927,649

568%
Investment Income (Loss)
(26,650)

103,959

n/m
(163,442)

350,899

n/m
Interest Income and Dividend Revenue
35,081

45,876

31%
136,231

156,678

15%
Other
(6,248)

(8,287)

n/m
7,124

52,673

639%
Total Revenues
929,449

1,854,857

100%
2,976,662

5,987,272

101%
Total Expenses
542,004

850,014

57%
2,043,204

2,888,590

41%
Taxes
16,794

18,805

12%
34,602

94,274

172%
Economic Net Income
370,651
$
986,038
$
166%
898,856
$
3,004,408
$
234%
ENI per Unit
0.31
$
0.82
$
165%
0.76
$
2.51
$
230%
Fee Related Earnings
246,667
$
290,742
$
18%
1,042,935
$
1,065,763
$
2%
Distributable Earnings
394,215
$
1,230,138
$
212%
2,984,324
$
2,957,498
$
(1)%
DE per Common Unit
0.33
$
1.02
$
209%
2.50
$
2.42
$
(3)%
Total AUM
343,705,462
$
368,196,917
$
7%
343,705,462
$
368,196,917
$
7%
Fee-Earning AUM
244,452,764
$
280,215,551
$
15%
244,452,764
$
280,215,551
$
15%
The changes in carrying value, fund returns and composite returns presented throughout this presentation represent those of the applicable Blackstone Funds and not those of The Blackstone Group L.P. Fee Related Earnings, a Total Segment measure, has been redefined to exclude all Equity-Based Compensation and Other Revenue. Distributable Earnings, a Total Segment measure, has been redefined to exclude Other Revenue. Calculated under the prior methodology, the 1Q’17 FRE and DE would have been $35 million lower and $8 million lower, respectively, and the 1Q’17 LTM FRE and DE would have been $27 million lower and $53 million higher, respectively. All prior periods have been recast to reflect this definition. Please see page 34 for Blackstone’s Definitions and the 1Q’17 Supplemental Financial Data available at ir.blackstone.com for additional historical periods.

Blackstone

Private Equity
6.9%
1Q’17 increase in Corporate
Private Equity carrying value
$6.2
billion
1Q’17 Realizations
$99.7
billion
Total AUM up 4% YoY
Corporate
Private
Equity
carrying
value
increased
6.9%
in
the
quarter,
driven
by
appreciation
in
the
private
and
public
investment
portfolio.
Record
realizations
of
$6.2
billion
in
the
quarter
were
primarily
driven
by
private
and
public
sales
across
the
segment,
bringing
LTM
realizations
to
$18.3
billion.
Invested
$6.7
billion
in
the
quarter,
primarily
in
the
healthcare
and
energy
sectors.
•
Committed
an
additional
$1.0
billion
during
the
quarter.
Total
AUM
increased
4%
year-over-year
to
$99.7
billion,
driven
by
fundraising
across
all
strategies,
which
more
than
offset
significant
realization
activity.
•
AUM
inflows
were
$2.6
billion
in
the
quarter
bringing
LTM
inflows
to
$16.5
billion.
Fee-Earning
AUM
increased
36%
year-over-year
to
$68.2
billion
due
to
the
commencement
of
the
investment
periods
for
flagship
funds.
% Change
% Change
(Dollars in Thousands)
1Q'16
1Q'17
vs. 1Q'16
1Q'16 LTM
1Q'17 LTM
vs. 1Q'16 LTM
Management and Advisory Fees, Net
132,720
$
182,474
$
37%
519,197
$
610,951
$
18%
Performance Fees
104,157

397,848

282%
(88,611)

963,740

n/m
Investment Income (Loss)
83

40,065

n/m
(2,909)

108,516

n/m
Interest Income and Dividend Revenue
9,849

10,922

11%
35,449

41,344

17%
Other
(1,587)

(1,800)

13%
6,092

20,245

232%
Total Revenues
245,222

629,509

157%
469,218

1,744,796

272%
Compensation
80,274

83,742

4%
289,450

313,925

8%
Performance Fee Compensation
24,723

142,277

475%
53,871

392,373

628%
Other Operating Expenses
48,063

42,822

(11)%
208,346

191,192

(8)%
Total Expenses
153,060

268,841

76%
551,667

897,490

63%
Economic Income (Loss)
92,162
$
360,668
$
291%
(82,449)
$
847,306
$
n/m
Total AUM
95,466,227
$
99,711,406
$
4%
95,466,227
$
99,711,406
$
4%
Fee-Earning AUM
50,228,312
$
68,231,620
$
36%
50,228,312
$
68,231,620
$
36%

Blackstone

Real Estate
5.7%
1Q’17 increase in opportunistic
funds’ carrying value
$102.1
billion
Total AUM up 1% YoY
Opportunistic
funds’
carrying
value
was
up
5.7%
in
the
quarter
primarily
due
to
gains
in
private
investment
values;
core+
funds’
carrying
value
was
up
3.1%
in
the
quarter.
Realizations
of
$6.7
billion
in
the
quarter,
driven
by
the
sale
of
a
25%
stake
in
Hilton
and
the
disposition
of
a
Japanese
residential
property
portfolio.
•
Completed
the
$1.8
billion
initial
public
offering
for
Invitation
Homes,
the
second
largest
REIT
IPO
ever.
Invested
$2.7
billion
in
the
quarter
including
in
OfficeFirst,
a
leading
office-focused
German
real
estate
business.
•
Committed an additional $1.4 billion, including for a 2.4 million square meter European urban logistics portfolio.
Total
AUM
reached
$102.1
billion
during
the
quarter
despite
$21.2
billion
of
realizations
over
the
LTM.
•
Raised
$2.5
billion
during
the
quarter,
including
$1.1
billion
in
core+
funds,
$630
million
in
BREDS
and
$478
million
from
the
initial
launch
of
Blackstone’s
non-traded
REIT.
Fee-Earning
AUM
up
7%
year-over-year
to
$71.9
billion
driven
by
growth
in
core+
funds
and
BREDS.
% Change
% Change
(Dollars in Thousands)
1Q'16
1Q'17
vs. 1Q'16
1Q'16 LTM
1Q'17 LTM
vs. 1Q'16 LTM
Management Fees, Net
232,106
$
215,608
$
(7)%
821,720
$
866,665
$
5%
Performance Fees
202,939

519,200

156%
558,063

1,437,900

158%
Investment Income (Loss)
10,838

35,726

230%
(94,323)

146,481

n/m
Interest Income and Dividend Revenue
13,188

18,167

38%
47,181

59,219

26%
Other
(1,909)

(3,150)

65%
646

15,282

n/m
Total Revenues
457,162

785,551

72%
1,333,287

2,525,547

89%
Compensation
100,578

102,702

2%
374,125

387,476

4%
Performance Fee Compensation
77,070

201,596

162%
230,912

530,880

130%
Other Operating Expenses
48,097

51,969

8%
187,129

207,834

11%
Total Expenses
225,745

356,267

58%
792,166

1,126,190

42%
Economic Income
231,417
$
429,284
$
86%
541,121
$
1,399,357
$
159%
Total AUM
101,107,528
$
102,070,930
$
1%
101,107,528
$
102,070,930
$
1%
Fee-Earning AUM
67,298,439
$
71,904,741
$
7%
67,298,439
$
71,904,741
$
7%
$6.7
billion
1Q’17 Realizations

Blackstone

Hedge Fund Solutions
2.7%
1Q’17 BPS Composite Gross Return
The BPS Composite gross return is based on the BAAM Principal Solutions (“BPS”) Composite, which does not include BAAM's individual investor solutions (liquid alternatives), long-biased commodities, ventures (seeding and minority interests), strategic opportunities (co-invests), Senfina
(direct trading) and advisory (non-discretionary) platforms, except for investments by BPS funds directly into those platforms.
BAAM-managed funds in liquidation are also excluded. The
funds/accounts that comprise the BPS Composite are not managed within a single fund or account and are managed with different mandates. There is no guarantee that BAAM would have made the same mix of investments in a stand-alone fund/account. The BPS Composite is not an investible product and, as such, the performance of the Composite does not represent the performance of an actual fund or account.
$3.6
billion
1Q’17 Total AUM Inflows
$73.3
billion
Total AUM up 7% YoY
% Change
% Change
(Dollars in Thousands)
1Q'16
1Q'17
vs. 1Q'16
1Q'16 LTM
1Q'17 LTM
vs. 1Q'16 LTM
Management Fees, Net
130,701
$
128,727
$
(2)%
525,193
$
520,823
$
(1)%
Performance Fees
(219)

58,792

n/m
3,972

102,477

n/m
Investment Income (Loss)
(17,036)

17,661

n/m
(25,320)

42,935

n/m
Interest Income and Dividend Revenue
5,296

7,554

43%
18,621

25,341

36%
Other
(1,388)

(1,610)

16%
419

7,935

n/m
Total Revenues
117,354

211,124

80%
522,885

699,511

34%
Compensation
54,169

47,604

(12)%
177,549

178,755

1%
Performance Fee Compensation
668

22,530

n/m
6,613

41,732

531%
Other Operating Expenses
26,146

25,800

(1)%
95,012

108,290

14%
Total Expenses
80,983

95,934

18%
279,174

328,777

18%
Economic Income
36,371
$
115,190
$
217%
243,711
$
370,734
$
52%
Total AUM
68,475,416
$
73,303,381
$
7%
68,475,416
$
73,303,381
$
7%
Fee-Earning AUM
64,831,253
$
68,812,528
$
6%
64,831,253
$
68,812,528
$
6%
The
BPS
Composite
gross
return
was
2.7%
in
the
quarter
(2.5%
net),
and
9.6%
for
the
LTM
(8.7%
net),
continuing
the
strong
recovery
from
the
challenging
market
conditions
of
the
first
quarter
last
year.
Total
gross
inflows
of
$3.6
billion
during
the
quarter
and
$11.2
billion
for
the
LTM,
driven
by
customized
solutions,
commingled
products
and
individual
investor
and
specialized
solutions.
•
April
1
subscriptions
of
$561
million
are
not
yet
included
in
AUM.
•
BAAM’s
third
seeding
fund
held
its
final
closing
during
the
quarter,
closing
the
fund
at
$1.4
billion.
Total
AUM
reached
a
record
$73.3
billion
in
the
quarter,
driven
by
continued
platform
diversification
and
sustained
growth
in
customized
solutions.
•
Fee-Earning
AUM
up
6%
year-over-year
to
$68.8
billion.

Blackstone

Credit
$3.6
billion
1Q’17 Total Capital Deployed
or Committed
$93.1
billion
Total AUM up 18% YoY
1Q’17 Composite Gross Returns
Performing Credit
3.5%
Distressed
2.8%
Composite
gross
returns
for
the
quarter
were
3.5%
and
2.8%
for
Performing
Credit
and
Distressed
Strategies,
respectively.
•
Strong
performance
across
strategies
during
the
LTM,
resulting
in
gross
returns
of
26.2%
and
24.9%
for
Performing
Credit
and
Distressed
Strategies,
respectively.
Strong
realization
activity
of
$3.3
billion
during
the
quarter,
including
$1.7
billion
across
drawdown
funds.
Deployed
or
committed
$3.6
billion
of
capital
during
the
quarter,
capitalizing
on
investment
opportunities
predominately
in
Europe
and
the
energy
sector.
Total
AUM
growth
of
18%
year-over-year
to
$93.1
billion.
Fee-Earning
AUM
increased
15%
year-over-year
to
a
record
$71.3
billion,
driven
by
nine
new
CLOs,
significant
investment
activity
and
record
investment
performance.
Performing Credit Strategies include mezzanine lending funds, Business Development Companies (“BDCs”) and other performing credit strategy funds. Distressed Strategies include hedge fund strategies, rescue lending funds and distressed energy strategies. The composite gross returns represent a weighted-average composite of the fee-earning funds exceeding $100 million of fair value at each respective quarter end for each strategy. Composite gross returns exclude the Blackstone Funds that were contributed to GSO as part of Blackstone’s acquisition of GSO in March 2008. Performing Credit Strategies’ net composite returns were 2.4% and 20.0% for 1Q’17 and 1Q'17 LTM. Distressed Strategies’ net composite returns were 2.0% and 19.7% for 1Q’17 and 1Q'17 LTM. The breakdown of Total AUM for 1Q’17 is as follows: Distressed Strategies $20.2 billion (36% Incentive Fee, 64% Carried Interest), Performing Credit Strategies $38.1 billion (50% Incentive Fee, 50% Carried Interest), and Long Only $34.8 billion.
The breakdown of Fee-Earning AUM for 1Q’17 is as follows: Distressed Strategies $12.8 billion (51% Incentive Fee, 49% Carried Interest), Performing Credit Strategies $24.3 billion (78% Incentive Fee, 22% Carried Interest), and Long Only $34.1 billion.
% Change
% Change
(Dollars in Thousands)
1Q'16
1Q'17
vs. 1Q'16
1Q'16 LTM
1Q'17 LTM
vs. 1Q'16 LTM
Management Fees, Net
117,674
$
122,772
$
4%
476,326
$
500,934
$
5%
Performance Fees
7,188
87,888
n/m
(35,018)
423,532
n/m
Investment Income (Loss)
(20,535)
10,507
n/m
(38,731)
52,967
n/m
Interest Income and Dividend Revenue
6,748
9,233
37%
25,696
30,774
20%
Other
(1,364)
(1,727)
27%
314
9,211
n/m
Total Revenues
109,711
228,673
108%
428,587
1,017,418
137%
Compensation
52,382
54,979
5%
192,694
204,684
6%
Performance Fee Compensation
3,614
41,292
n/m
(24,577)
204,657
n/m
Other Operating Expenses
26,220
32,701
25%
98,010
126,792
29%
Total Expenses
82,216
128,972
57%
266,127
536,133
101%
Economic Income
27,495
$
99,701
$
263%
162,460
$
481,285
$
196%
Total AUM
78,656,291
$
93,111,200
$
18%
78,656,291
$
93,111,200
$
18%
Fee-Earning AUM
62,094,760
$
71,266,662
$
15%
62,094,760
$
71,266,662
$
15%

Blackstone

$75.0
$78.7
$93.1
$66.4
$68.5
$73.3
$92.8
$101.1
$102.1
$76.3
$95.5
$99.7
1Q'15
1Q'16
1Q'17
Fee-Earning AUM by Segment
(Dollars in Billions)
Total AUM by Segment
(Dollars in Billions)
$310.5
Private Equity
Real Estate
Hedge Fund Solutions
Credit
Assets Under Management
$59.3
$62.1
$71.3
$64.1
$64.8
$68.8
$50.8
$67.3
$71.9
$49.3
$50.2
$68.2
1Q'15
1Q'16
1Q'17
$343.7
$368.2
$223.5
$244.5
$280.2
Total AUM increased 7% year-over-year to $368.2 billion driven by $66.5 billion of gross inflows.
•
Each segment experienced year-over-year growth despite $69.2 billion of capital returned to investors during the LTM.
Record Fee-Earning AUM of $280.2 billion up 15% year-over-year as $72.9 billion of gross inflows significantly outpaced $46.3 billion of realizations and outflows.

Blackstone
$13.9
$2.3
$12.7
$13.8
$150.8
$121.4
$154.8
$13.9
$50.4
$23.9
$60.6
$85.6
$92.3
1Q'15
1Q'16
1Q'17
Additional Capital Detail
Undrawn
capital
(“Total
Dry
Powder”)
was
$94.3
billion,
up
6%
year-over-year,
driven
by
recent
fundraises
for
the
latest
global
private
equity
fund
and
the
latest
European
opportunistic
real
estate
fund.
•
75%
of
Total
Dry
Powder
was
raised
since
the
beginning
of
2015.
Performance
Fee
Eligible
AUM
reached
$271.0
billion
at
quarter
end,
up
5%
year-over-year,
despite
significant
realizations
in
the
Real
Estate
and
Private
Equity
segments.
Uninvested
Not Currently
Earning
Performance
Fees
Currently
Earning
Performance
Fees
Private Equity
Real Estate
Hedge Fund Solutions
Credit
$94 billion 1Q’17
Total Dry Powder
$271 billion Performance
Fee Eligible AUM
$43 billion Not Currently
Earning Management Fees
$257.4
$271.0
$225.4
Credit
Hedge Fund
Solutions
Real Estate
Private Equity
$42.7
$40.6
$32.3
$4.6
$16.8

Blackstone

1Q'15
1Q'16
1Q'17
At
March
31,
2017,
Blackstone
had
$5.0
billion
in
total
cash,
cash
equivalents,
and
corporate
treasury
investments
and
$10.2
billion
of
cash
and
net
investments,
or
$8.55
per
unit.
Blackstone
has
no
net
debt,
a
$1.5
billion
undrawn
credit
revolver
and
maintained
A+/A+
ratings.
Deconsolidated Balance Sheet Highlights
Balance
Sheet
Highlights
are
preliminary,
and
exclude
the
consolidated
Blackstone
Funds.
Investments
include
Blackstone
investments
in
Private
Equity,
Real
Estate,
Hedge
Fund
Solutions,
and
Credit,
which
were
$643
million,
$866
million,
$111
million,
and
$299
million,
respectively,
as
of
March
31,
2017,
$805
million,
$1.1
billion,
$125
million,
and
$257
million,
respectively,
as
of
March
31,
2016
and
$1.0
billion,
$1.3
billion,
$128
million,
and
$236
million,
respectively,
as
of
March
31,
2015.
Total
Net
Value
per
unit
amounts
are
calculated
using
period
end
DE
Units
Outstanding.
A+/A+
Rated by S&P and Fitch
$1.5 billion
Undrawn Credit Revolver
with August 2021 Maturity
$5.0 billion
Total Cash and
Corporate Treasury
$8.55
$7.39
$8.94
Cash and Net Investments
(Per Unit)
(Dollars in Millions)
1Q’17
Cash and Cash Equivalents
$
2,304
Corporate Treasury
Investments
2,676
GP/Fund Investments
1,919
Net Accrued Performance
Fees
3,330
Cash
and Net Investments
$
10,229
Outstanding
Bonds (at par)
$
3,444

Blackstone

$1,483
$754
$1,070
$797
$889
$521
1Q'15 LTM
1Q'16 LTM
1Q'17 LTM
$2,648
$2,127
$1,998
$2,027
$1,000
$1,073
1Q'15
1Q'16
1Q'17
Performance Fees
Net Realized Performance Fees
(Dollars in Millions)
$1,780
$1,704
$2,510
Net Accrued Performance Fees
(Dollars in Millions)
$3,212
$3,330
$4,910
Private Equity
Real Estate
Credit
Hedge Fund Solutions
$3.3
billion
Net Accrued Performance Fees
at 1Q’17
4%
YoY
Growth in
Net Accrued
Performance Fees
$2.78
per unit
Net Accrued Performance Fees
at 1Q’17
Net Accrued Performance Fees per unit is calculated using period end DE Units Outstanding (see page 33, Unit Rollforward).
Net
Accrued
Performance
Fees
were
$3.3
billion
($2.78/unit),
up
4%
year-over-year,
despite
realizing
Net
Performance
Fees
of
$1.7
billion
during
the
year.

Appendix

Blackstone

Total Segments
(Dollars in Thousands)
1Q'16
2Q'16
3Q'16
4Q'16
1Q'17
1Q'16 LTM
1Q'17 LTM
Revenues
Management and Advisory Fees, Net
Base Management Fees
586,703
$
593,996
$
593,509
$
623,571
$
642,958
$
2,266,889
$
2,454,034
$
Transaction, Advisory and Other Fees, Net
46,599
33,620
29,021
35,618
40,222
387,104
138,481
Management Fee Offsets
(20,101)
(15,396)
(20,850)
(23,297)
(33,599)
(95,650)
(93,142)
Total Management and Advisory Fees, Net
613,201
612,220
601,680
635,892
649,581
2,558,343
2,499,373
Performance Fees
Realized Carried Interest
230,909
323,734
504,022
416,250
1,111,322
2,229,191
2,355,328
Realized Incentive Fees
28,450
29,363
30,295
83,993
47,137
193,526
190,788
Unrealized Carried Interest
47,606
88,268
106,157
239,210
(154,747)
(1,921,542)
278,888
Unrealized Incentive Fees
7,100
8,007
32,172
2,450
60,016
(62,769)
102,645
Total Performance Fees
314,065
449,372
672,646
741,903
1,063,728
438,406
2,927,649
Investment Income (Loss)
Realized
(10,101)
53,670
60,634
95,666
202,894
300,915
412,864
Unrealized
(16,549)
6,101
27,253
3,616
(98,935)
(464,357)
(61,965)
Total Investment Income (Loss)
(26,650)
59,771
87,887
99,282
103,959
(163,442)
350,899
Interest Income and Dividend Revenue
35,081
35,233
33,081
42,488
45,876
136,231
156,678
Other
(6,248)
8,546
(425)
52,839
(8,287)
7,124
52,673
Total Revenues
929,449
1,165,142
1,394,869
1,572,404
1,854,857
2,976,662
5,987,272
Expenses
Compensation
287,403
286,155
268,595
241,063
289,027
1,146,784
1,084,840
Performance Fee Compensation
Realized Carried Interest
58,503
87,581
168,427
141,443
366,191
560,055
763,642
Realized Incentive Fees
14,123
15,251
15,436
33,286
22,752
87,842
86,725
Unrealized Carried Interest
30,001
75,202
70,044
137,591
(4,387)
(357,075)
278,450
Unrealized Incentive Fees
3,448
2,689
13,508
1,489
23,139
(24,003)
40,825
Total Compensation and Benefits
393,478
466,878
536,010
554,872
696,722
1,413,603
2,254,482
Other Operating Expenses
148,526
157,254
150,890
172,672
153,292
629,601
634,108
Total Expenses
542,004
624,132
686,900
727,544
850,014
2,043,204
2,888,590
Economic Income
387,445
$
541,010
$
707,969
$
844,860
$
1,004,843
$
933,458
$
3,098,682
$
Economic Net Income
370,651
$
519,776
$
686,984
$
811,610
$
986,038
$
898,856
$
3,004,408
$
Fee Related Earnings
246,667
$
234,442
$
246,084
$
294,495
$
290,742
$
1,042,935
$
1,065,763
$
Distributable Earnings
394,215
$
494,913
$
593,453
$
638,994
$
1,230,138
$
2,984,324
$
2,957,498
$
Total Assets Under Management
343,705,462
$
356,281,669
$
361,040,173
$
366,553,465
$
368,196,917
$
343,705,462
$
368,196,917
$
Fee-Earning Assets Under Management
244,452,764
$
266,006,713
$
267,757,727
$
277,092,672
$
280,215,551
$
244,452,764
$
280,215,551
$
Weighted Average Fee-Earning AUM
244,891,488
$
259,476,010
$
268,503,412
$
274,475,842
$
279,582,971
$
243,023,461
$
271,944,095
$
LP Capital Invested
6,515,571
$
3,795,171
$
4,127,005
$
7,770,798
$
9,616,665
$
32,255,081
$
25,309,639
$
Total Capital Invested
6,693,375
$
4,049,774
$
4,301,164
$
8,017,721
$
11,747,617
$
33,996,315
$
28,116,276
$

Blackstone

Private Equity
(Dollars in Thousands)
1Q'16
2Q'16
3Q'16
4Q'16
1Q'17
1Q'16 LTM
1Q'17 LTM
Revenues
Management and Advisory Fees, Net
Base Management Fees
130,648
$
131,477
$
131,708
$
160,301
$
177,464
$
524,905
$
600,950
$
Transaction, Advisory and Other Fees, Net
8,920
11,089
12,892
8,972
17,200
32,951
50,153
Management Fee Offsets
(6,848)
(4,195)
(12,917)
(10,850)
(12,190)
(38,659)
(40,152)
Total Management and Advisory Fees, Net
132,720
138,371
131,683
158,423
182,474
519,197
610,951
Performance Fees
Realized Carried Interest
30,282
57,056
26,398
131,532
582,681
1,122,291
797,667
Unrealized Carried Interest
73,875
85,047
144,597
121,262
(184,833)
(1,210,902)
166,073
Total Performance Fees
104,157
142,103
170,995
252,794
397,848
(88,611)
963,740
Investment Income (Loss)
Realized
(15,357)
22,926
15,469
50,339
80,889
129,476
169,623
Unrealized
15,440
(2,766)
8,884
(26,401)
(40,824)
(132,385)
(61,107)
Total Investment Income (Loss)
83
20,160
24,353
23,938
40,065
(2,909)
108,516
Interest Income and Dividend Revenue
9,849
9,516
9,160
11,746
10,922
35,449
41,344
Other
(1,587)
3,395
411
18,239
(1,800)
6,092
20,245
Total Revenues
245,222
313,545
336,602
465,140
629,509
469,218
1,744,796
Expenses
Compensation
80,274
83,140
73,889
73,154
83,742
289,450
313,925
Performance Fee Compensation
Realized Carried Interest
15,427
30,946
13,741
50,768
181,633
232,867
277,088
Unrealized Carried Interest
9,296
19,450
69,300
65,891
(39,356)
(178,996)
115,285
Total Compensation and Benefits
104,997
133,536
156,930
189,813
226,019
343,321
706,298
Other Operating Expenses
48,063
48,371
47,534
52,465
42,822
208,346
191,192
Total Expenses
153,060
181,907
204,464
242,278
268,841
551,667
897,490
Economic Income (Loss)
92,162
$
131,638
$
132,138
$
222,862
$
360,668
$
(82,449)
$
847,306
$
Total Assets Under Management
95,466,227
$
99,685,655
$
99,722,322
$
100,192,950
$
99,711,406
$
95,466,227
$
99,711,406
$
Fee-Earning Assets Under Management
50,228,312
$
69,467,174
$
69,347,910
$
69,113,409
$
68,231,620
$
50,228,312
$
68,231,620
$
Weighted Average Fee-Earning AUM
51,240,819
$
63,083,579
$
69,546,251
$
69,616,781
$
68,618,130
$
52,093,539
$
68,430,645
$
LP Capital Invested
1,865,698
$
1,538,436
$
1,683,747
$
2,355,726
$
4,736,388
$
9,710,277
$
10,314,297
$
Total Capital Invested
1,974,391
$
1,637,601
$
1,804,304
$
2,495,215
$
6,748,859
$
10,872,093
$
12,685,979
$

Blackstone

Real Estate
(Dollars in Thousands)
1Q'16
2Q'16
3Q'16
4Q'16
1Q'17
1Q'16 LTM
1Q'17 LTM
Revenues
Management Fees, Net
Base Management Fees
199,907
$
201,004
$
197,629
$
196,621
$
197,879
$
716,134
$
793,133
$
Transaction and Other Fees, Net
35,794

21,112

14,190

24,228

21,279

131,155

80,809

Management Fee Offsets
(3,595)

(1,219)

(842)

(1,666)

(3,550)

(25,569)

(7,277)

Total Management Fees, Net
232,106

220,897

210,977

219,183

215,608

821,720

866,665

Performance Fees
Realized Carried Interest
200,627

266,382

461,980

274,495

519,841

1,024,111

1,522,698

Realized Incentive Fees
4,069

6,099

3,857

15,600

2,914

20,499

28,470

Unrealized Carried Interest
(11,522)

(84,875)

(113,449)

58,849

(22,268)

(511,045)

(161,743)

Unrealized Incentive Fees
9,765

5,942

14,445

9,375

18,713

24,498

48,475

Total Performance Fees
202,939

193,548

366,833

358,319

519,200

558,063

1,437,900

Investment Income (Loss)
Realized
12,975

19,929

46,704

43,104

119,579

177,213

229,316

Unrealized
(2,137)

(8,902)

(6,725)

16,645

(83,853)

(271,536)

(82,835)

Total Investment Income (Loss)
10,838

11,027

39,979

59,749

35,726

(94,323)

146,481

Interest Income and Dividend Revenue
13,188

13,084

12,460

15,508

18,167

47,181

59,219

Other
(1,909)

2,231

(548)

16,749

(3,150)

646

15,282

Total Revenues
457,162

440,787

629,701

669,508

785,551

1,333,287

2,525,547

Expenses
Compensation
100,578

102,888

99,886

82,000

102,702

374,125

387,476

Performance Fee Compensation
Realized Carried Interest
43,076

56,441

147,419

85,686

179,925

280,617

469,471

Realized Incentive Fees
2,133

3,300

1,764

4,888

1,364

10,455

11,316

Unrealized Carried Interest
27,703

14,257

(38,972)

41,787

11,798

(70,560)

28,870

Unrealized Incentive Fees
4,158

2,542

6,229

3,943

8,509

10,400

21,223

Total Compensation and Benefits
177,648

179,428

216,326

218,304

304,298

605,037

918,356

Other Operating Expenses
48,097

52,201

47,908

55,756

51,969

187,129

207,834

Total Expenses
225,745

231,629

264,234

274,060

356,267

792,166

1,126,190

Economic Income
231,417
$
209,158
$
365,467
$
395,448
$
429,284
$
541,121
$
1,399,357
$
Total Assets Under Management
101,107,528
$
103,197,060
$
101,876,562
$
101,963,652
$
102,070,930
$
101,107,528
$
102,070,930
$
Fee-Earning Assets Under Management
67,298,439
$
66,744,550
$
65,785,083
$
72,030,054
$
71,904,741
$
67,298,439
$
71,904,741
$
Weighted Average Fee-Earning AUM
66,943,268
$
67,215,301
$
66,708,328
$
68,688,082
$
72,268,792
$
64,197,410
$
68,760,233
$
LP Capital Invested
3,747,181
$
1,524,415
$
1,719,764
$
3,978,386
$
2,590,419
$
18,563,380
$
9,812,984
$
Total Capital Invested
3,820,460
$
1,557,192
$
1,749,778
$
4,048,827
$
2,651,965
$
19,018,329
$
10,007,762
$

Blackstone

Hedge Fund Solutions
(Dollars in Thousands)
1Q'16
2Q'16
3Q'16
4Q'16
1Q'17
1Q'16 LTM
1Q'17 LTM
Revenues
Management Fees, Net
Base Management Fees
130,158
$
130,123
$
130,305
$
131,150
$
128,468
$
523,907
$
520,046
$
Transaction and Other Fees, Net
543

(5)

116

407

259

835

777

Management Fee Offsets
-

-

-

-

-

451

-

Total Management Fees, Net
130,701

130,118

130,421

131,557

128,727

525,193

520,823

Performance Fees
Realized Incentive Fees
2,684

(251)

4,572

35,172

14,684

60,365

54,177

Unrealized Carried Interest
32

801

(84)

(245)

3,797

2,053

4,269

Unrealized Incentive Fees
(2,935)

1,036

12,038

(9,354)

40,311

(58,446)

44,031

Total Performance Fees
(219)

1,586

16,526

25,573

58,792

3,972

102,477

Investment Income (Loss)
Realized
(4,745)

(515)

(1,211)

(753)

(632)

(7,111)

(3,111)

Unrealized
(12,291)

9,357

12,219

6,177

18,293

(18,209)

46,046

Total Investment Income (Loss)
(17,036)

8,842

11,008

5,424

17,661

(25,320)

42,935

Interest Income and Dividend Revenue
5,296

5,205

4,692

7,890

7,554

18,621

25,341

Other
(1,388)

1,125

(260)

8,680

(1,610)

419

7,935

Total Revenues
117,354

146,876

162,387

179,124

211,124

522,885

699,511

Expenses
Compensation
54,169

44,436

47,206

39,509

47,604

177,549

178,755

Performance Fee Compensation
Realized Incentive Fees
1,863

1,325

2,902

13,307

7,317

25,548

24,851

Unrealized Carried Interest
-

238

35

(92)

1,209

823

1,390

Unrealized Incentive Fees
(1,195)

480

4,557

(3,550)

14,004

(19,758)

15,491

Total Compensation and Benefits
54,837

46,479

54,700

49,174

70,134

184,162

220,487

Other Operating Expenses
26,146

27,218

27,432

27,840

25,800

95,012

108,290

Total Expenses
80,983

73,697

82,132

77,014

95,934

279,174

328,777

Economic Income
36,371
$
73,179
$
80,255
$
102,110
$
115,190
$
243,711
$
370,734
$
Total Assets Under Management
68,475,416
$
68,649,878
$
70,113,508
$
71,119,718
$
73,303,381
$
68,475,416
$
73,303,381
$
Fee-Earning Assets Under Management
64,831,253
$
64,973,999
$
66,434,971
$
66,987,553
$
68,812,528
$
64,831,253
$
68,812,528
$
Weighted Average Fee-Earning AUM
65,123,126
$
65,520,626
$
66,600,260
$
67,993,100
$
68,406,531
$
65,763,940
$
67,206,240
$
LP Capital Invested
315,757
$
32,804
$
135,105
$
56,677
$
28,592
$
425,647
$
253,178
$
Total Capital Invested
329,793
$
32,809
$
141,699
$
56,766
$
28,592
$
442,938
$
259,866
$

Blackstone

Credit
(Dollars in Thousands)
1Q'16
2Q'16
3Q'16
4Q'16
1Q'17
1Q'16 LTM
1Q'17 LTM
Revenues
Management Fees, Net
Base Management Fees
125,990
$
131,392
$
133,867
$
135,499
$
139,147
$
501,943
$
539,905
$
Transaction and Other Fees, Net
1,342

1,424

1,823

2,011

1,484

6,256

6,742

Management Fee Offsets
(9,658)

(9,982)

(7,091)

(10,781)

(17,859)

(31,873)

(45,713)

Total Management Fees, Net
117,674

122,834

128,599

126,729

122,772

476,326

500,934

Performance Fees
Realized Carried Interest
-

296

15,644

10,223

8,800

82,789

34,963

Realized Incentive Fees
21,697

23,515

21,866

33,221

29,539

112,662

108,141

Unrealized Carried Interest
(14,779)

87,295

75,093

59,344

48,557

(201,648)

270,289

Unrealized Incentive Fees
270

1,029

5,689

2,429

992

(28,821)

10,139

Total Performance Fees
7,188

112,135

118,292

105,217

87,888

(35,018)

423,532

Investment Income (Loss)
Realized
(2,974)

11,330

(328)

2,976

3,058

1,975

17,036

Unrealized
(17,561)

8,412

12,875

7,195

7,449

(40,706)

35,931

Total Investment Income (Loss)
(20,535)

19,742

12,547

10,171

10,507

(38,731)

52,967

Interest Income and Dividend Revenue
6,748

7,428

6,769

7,344

9,233

25,696

30,774

Other
(1,364)

1,795

(28)

9,171

(1,727)

314

9,211

Total Revenues
109,711

263,934

266,179

258,632

228,673

428,587

1,017,418

Expenses
Compensation
52,382

55,691

47,614

46,400

54,979

192,694

204,684

Performance Fee Compensation
Realized Carried Interest
-

194

7,267

4,989

4,633

46,571

17,083

Realized Incentive Fees
10,127

10,626

10,770

15,091

14,071

51,839

50,558

Unrealized Carried Interest
(6,998)

41,257

39,681

30,005

21,962

(108,342)

132,905

Unrealized Incentive Fees
485

(333)

2,722

1,096

626

(14,645)

4,111

Total Compensation and Benefits
55,996

107,435

108,054

97,581

96,271

168,117

409,341

Other Operating Expenses
26,220

29,464

28,016

36,611

32,701

98,010

126,792

Total Expenses
82,216

136,899

136,070

134,192

128,972

266,127

536,133

Economic Income
27,495
$
127,035
$
130,109
$
124,440
$
99,701
$
162,460
$
481,285
$
Total Assets Under Management
78,656,291
$
84,749,076
$
89,327,781
$
93,277,145
$
93,111,200
$
78,656,291
$
93,111,200
$
Fee-Earning Assets Under Management
62,094,760
$
64,820,990
$
66,189,763
$
68,961,656
$
71,266,662
$
62,094,760
$
71,266,662
$
Weighted Average Fee-Earning AUM
61,584,275
$
63,656,504
$
65,648,573
$
68,177,879
$
70,289,518
$
60,968,572
$
67,546,977
$
LP Capital Invested
586,935
$
699,516
$
588,389
$
1,380,009
$
2,261,266
$
3,555,777
$
4,929,180
$
Total Capital Invested
568,731
$
822,172
$
605,383
$
1,416,913
$
2,318,201
$
3,662,955
$
5,162,669
$

Blackstone

Financial Advisory
Note: On October 1, 2015, Blackstone spun-off its Financial Advisory businesses, which did not include Blackstone’s capital markets services business. The results of Blackstone’s capital markets services business have been reclassified from the Financial Advisory segment to the Private Equity segment. All prior periods have been recast to reflect this reclassification.
(Dollars in Thousands)
1Q'16
2Q'16
3Q'16
4Q'16
1Q'17
1Q'16 LTM
1Q'17 LTM
Revenues
Transaction and Advisory Fees, Net
-
-
-
-
-
215,907
-
Total Transaction and Advisory Fees
-
-
-
-
-
215,907
-
Investment (Loss)
Realized
-
-
-
-
-
(638)
-
Unrealized
-
-
-
-
-
(1,521)
-
Total Investment (Loss)
-
-
-
-
-
(2,159)
-
Interest Income and Dividend Revenue
-
-
-
-
-
9,284
-
Other
-
-
-
-
-
(347)
-
Total Revenues
-
-
-
-
-
222,685
-
Expenses
Compensation
-
-
-
-
-
112,966
-
Total Compensation and Benefits
-
-
-
-
-
112,966
-
Other Operating Expenses
-
-
-
-
-
41,104
-
Total Expenses
-
-
-
-
-
154,070
-
Economic Income
-
$
-
$
-
$
-
$
-
$
68,615
$
-
$
$
$
$
$
$
$
$

Blackstone

Unitholder Distribution
A detailed
description
of
Blackstone’s
distribution
policy
and
the
definition
of
Distributable
Earnings
can
be
found
on
page
34,
Definitions
and
Distribution
Policy.
DE
before
Certain
Payables
represents
Distributable
Earnings before the deduction for the Payable Under Tax Receivable Agreement and tax expense (benefit) of wholly owned subsidiaries. Per Unit calculations are based on end of period Total Common Units Outstanding
(page 33, Unit Rollforward); actual distributions are paid to unitholders as of the applicable record date. Retained capital is withheld pro-rata from common and Blackstone Holdings Partnership unitholders. Common unitholders’
share was $99 million for 1Q’17 and $203 million for 1Q’17 LTM.
Generated
$1.02
of
Distributable
Earnings
per
common
unit
during
the
quarter,
up
209%
from
the
prior
quarter,
bringing
the
LTM
amount
to
$2.42
per
common
unit.
Declared
a
quarterly
distribution
of
$0.87
per
common
unit
to
record
holders
as
of
May
1,
2017;
payable
on
May
8,
2017.
% Change
% Change
(Dollars in Thousands, Except per Unit Data)
1Q'16
2Q'16
3Q'16
4Q'16
1Q'17
vs. 1Q'16
1Q'16 LTM
1Q'17 LTM
vs. 1Q'16 LTM
Distributable Earnings
394,215
$
494,913
$
593,453
$
638,994
$
1,230,138
$
212%
2,984,324
$
2,957,498
$
(1)%
Add: Other Payables Attributable
   to Common Unitholders
-

10,438

30,576

41,304

6,632

n/m
26,918

88,950

230%
DE before Certain Payables
394,215

505,351

624,029

680,298

1,236,770

214%
3,011,242

3,046,448

1%
Percent to Common Unitholders
54%

54%

54%

55%

55%

54%

55%

DE before Certain Payables Attributable
   to Common Unitholders
213,673

274,711

340,069

373,655

683,473

220%
1,618,581

1,671,908

3%
Less: Other Payables Attributable
   to Common Unitholders
-

(10,438)

(30,576)

(41,304)

(6,632)

n/m
(26,918)

(88,950)

230%
DE Attributable to Common Unitholders
213,673

264,273

309,493

332,351

676,841

217%
1,591,663

1,582,958

(1)%
DE per Common Unit
0.33
$
0.41
$
0.48
$
0.51
$
1.02
$
209%
2.50
$
2.42
$
(3)%
Less: Retained Capital per Common Unit
(0.05)
$
(0.05)
$
(0.07)
$
(0.04)
$
(0.15)
$
200%
(0.38)
$
(0.31)
$
(18)%
Actual Distribution per Common Unit
0.28
$
0.36
$
0.41
$
0.47
$
0.87
$
211%
2.12
$
2.11
$
(0)%
Record Date
May 1, 2017
Payable Date
May 8, 2017

Blackstone

1Q’17 Total AUM Rollforward
(Dollars in Millions)
1Q’17 LTM Total AUM Rollforward
(Dollars in Millions)
Inflows include contributions, capital raised, other increases in available capital, purchases and acquisitions. Outflows represent redemptions, client withdrawals and other decreases in available capital. Realizations represent realizations from the disposition of assets. Market Activity represents gains (losses) on portfolio investments and impact of foreign exchange rate fluctuations.
Total Assets Under Management
Inflows: BCP co-investment ($1.7 billion); Strategic Partners ($733 million); Tactical Opportunities ($336 million).
Realizations: Corporate Private Equity ($4.5 billion); BCP co-investment ($778 million); Strategic Partners ($548 million); Tactical
Opportunities ($316 million).
Market Activity:
Carrying value increase of 6.9% within Corporate Private Equity.
Inflows:
Core+ funds ($1.2 billion); BREP opportunistic funds ($974 million); BREDS ($673 million); BREIT ($478 million).
Realizations: BREP opportunistic funds ($5.0 billion); BREP co-investment ($1.0 billion); BREDS ($348 million).
Market Activity:
Carrying value increases of 5.7% and 3.1% within the opportunistic and core+ funds, respectively.
Inflows: Customized solutions ($2.0 billion); individual investor and specialized solutions ($1.1 billion); commingled products ($568 million).
Outflows and Realizations:
Individual investor and specialized solutions ($1.9 billion); customized solutions ($1.1 billion).
Market Activity:
BAAM’s Principal Solutions Composite up 2.7% gross (2.5% net) during the quarter.
Inflows: Long Only ($1.6 billion); Mezzanine strategies ($882 million); BDCs ($871 million); one new CLO ($611 million).
Outflows: Distressed strategies ($1.6 billion); Long Only ($306 million).
Realizations: Distressed strategies ($1.5 billion); capital returned to investors for CLOs outside investment periods ($944 million); Mezzanine strategies ($569 million).
Private
Equity
Real
Estate
Hedge
Fund
Solutions
Credit
Private
Real
Hedge Fund
Equity
Estate
Solutions
4Q'16
100,193
$
101,964
$
71,120
$
93,277
$
366,553
$
Inflows
2,649
3,329
3,641
4,338
13,957
Outflows
(247)
(210)
(2,502)
(2,063)
(5,022)
Realizations
(6,167)
(6,685)
(503)
(3,263)
(16,618)
Net Inflows (Outflows)
(3,765)
(3,565)
636
(988)
(7,683)
Market Activity
3,284
3,673
1,548
822
9,326
1Q'17
99,711
$
102,071
$
73,303
$
93,111
$
368,197
$
QoQ Increase (Decrease)
(0)%
0%
3%
(0)%
0%
Credit
Total
Private
Real
Hedge Fund
Equity
Estate
Solutions
1Q'16
95,466
$
101,108
$
68,475
$
78,656
$
343,705
$
Inflows
16,528
13,320
11,243
25,437
66,528
Outflows
(1,531)
(443)
(10,742)
(7,067)
(19,784)
Realizations
(18,270)
(21,160)
(789)
(9,176)
(49,396)
Net Inflows (Outflows)
(3,273)
(8,284)
(288)
9,193
(2,652)
Market Activity
7,518
9,247
5,116
5,262
27,143
1Q'17
99,711
$
102,071
$
73,303
$
93,111
$
368,197
$
YoY Increase
4%
1%
7%
18%
7%
Credit
Total

Blackstone

Inflows include contributions, capital raised, other increases in available capital, purchases and acquisitions. Outflows represent redemptions, client withdrawals and other decreases in available capital. Realizations represent realizations from the disposition of assets. Market Activity represents gains (losses) on portfolio investments and impact of foreign exchange rate fluctuations.
1Q’17 Fee-Earning AUM Rollforward
(Dollars in Millions)
1Q’17 LTM Fee-Earning AUM Rollforward
(Dollars in Millions)
Inflows: BREDS ($946 million); BREP opportunistic funds ($580 million); BREIT ($478 million).
Realizations: BREP opportunistic funds ($1.4 billion); BREDS ($748 million); BREP co-investment ($347 million).
Inflows: Customized solutions ($1.9 billion); individual investor and specialized solutions ($705 million); commingled products ($549 million).
Outflows and Realizations:
Individual investor and specialized solutions ($1.6 billion); customized solutions ($1.1 billion).
Inflows: Long Only ($1.5 billion); Distressed strategies ($1.3 billion); Mezzanine strategies ($1.1 billion); BDCs ($871 million).
Realizations: Distressed strategies ($1.2 billion); capital returned to investors for CLOs outside investment periods ($944 million); Mezzanine strategies ($372 million).
Inflows: Core Private Equity ($585 million); Tactical Opportunities ($219 million).
Realizations: Corporate Private Equity ($1.6 billion); Strategic Partners ($492 million).
Fee-Earning Assets Under Management
Private
Equity
Real
Estate
Hedge
Fund
Solutions
Credit
Private
Real
Hedge Fund
Equity
Estate
Solutions
4Q'16
69,113
$
72,030
$
66,988
$
68,962
$
277,093
$
Inflows
1,135
2,125
3,183
5,421
11,864
Outflows
(29)
(97)
(2,269)
(787)
(3,182)
Realizations
(2,163)
(2,780)
(447)
(2,797)
(8,187)
Net Inflows (Outflows)
(1,057)
(751)
467
1,837
496
Market Activity
175
626
1,358
468
2,627
1Q'17
68,232
$
71,905
$
68,813
$
71,267
$
280,216
$
QoQ Increase (Decrease)
(1)%
(0)%
3%
3%
1%
Credit
Total
Private
Real
Hedge Fund
Equity
Estate
Solutions
1Q'16
50,228
$
67,298
$
64,831
$
62,095
$
244,453
$
Inflows
29,495
14,764
10,464
18,135
72,857
Outflows
(2,813)
(2,240)
(10,411)
(4,278)
(19,741)
Realizations
(9,068)
(8,679)
(718)
(8,050)
(26,515)
Net Inflows (Outflows)
17,613
3,845
(664)
5,806
26,600
Market Activity
390
762
4,645
3,366
9,163
1Q'17
68,232
$
71,905
$
68,813
$
71,267
$
280,216
$
YoY Increase
36%
7%
6%
15%
15%
Credit
Total

Blackstone

Net Accrued Performance Fees
Net
Accrued
Performance
Fees
are
presented
net
of
performance
fee
compensation
and
do
not
include
clawback
amounts,
if
any,
which
are
disclosed
in
the
10-K/Q.
Net
Realized
Performance
Fees
are
included
in
DE.
Net
Realized
Performance
Fees
represents
Performance
Fees
realized,
but
not
yet
distributed
as
of
the
reporting
date
and
included
in
the
Net
Accrued
Performance Fee balance. When these fees are received, the receivable is reduced without further impacting DE. Per Unit calculations are based on end of period DE Units Outstanding
(see page 33, Unit Rollforward).
$3.3
billion
Net Accrued Performance Fees at 1Q’17
$2.78
per unit
Net Accrued Performance Fees at 1Q’17
Net Accrued Performance Fees
(Dollars in Millions, Except per Unit Data)
4Q'16
1Q'17
1Q'17 Per Unit
QoQ Change
Private Equity
BCP IV Carried Interest
186
$
109
$
0.09
$
(77)
$
BCP V Carried Interest
323
128
0.11
(195)
BCP VI Carried Interest
548
560
0.47
12
BEP I Carried Interest
71
99
0.08
28
BEP II Carried Interest
2
11
0.01
9
Tactical Opportunities Carried Interest
83
104
0.09
21
BTAS Carried Interest
17
21
0.02
4
Strategic Partners Carried Interest
34
38
0.03
4
Other Carried Interest
4
3
-
(1)
Total Private Equity
1,268
$
1,073
$
0.90
$
(195)
$
Real
Estate
BREP IV Carried Interest
8
7
0.01
(1)
BREP V Carried Interest
300
265
0.22
(35)
BREP VI Carried Interest
510
316
0.26
(194)
BREP VII Carried Interest
504
552
0.46
48
BREP VIII Carried Interest
143
179
0.15
36
BREP Europe III Carried Interest
140
161
0.13
21
BREP Europe IV Carried Interest
184
289
0.24
105
BREP Asia Carried Interest
79
96
0.08
17
BPP Carried Interest
57
64
0.05
7
BPP Incentive Fees
34
41
0.03
7
BREDS Carried Interest
16
16
0.01
-
BREDS Incentive Fees
4
5
-
1
Asia Platform Incentive Fees
7
7
0.01
-
Total Real Estate
1,986
$
1,998
$
1.67
$
12
$
Hedge
Fund
Solutions
Incentive Fees
24
38
0.03
14
Total Hedge Fund Solutions
24
$
38
$
0.03
$
14
$
Credit
Carried Interest
168
195
0.16
27
Incentive Fees
24
26
0.02
2
Total Credit
192
$
221
$
0.18
$
29
$
Total
Blackstone
Carried Interest
3,377
3,213
2.69
(164)
Incentive Fees
93
117
0.10
24
Net Accrued Performance Fees
3,470
$
3,330
$
2.78
$
(140)
$
Memo: Net Realized Performance Fees
119
$
91
$
0.08
$
(28)
$

Blackstone

Investment
Records
as
of
March
31,
2017
(a)
Continued...
Committed
Available
Unrealized Investments
Realized Investments
Total Investments
Net IRRs (d)
(Dollars in Thousands, Except Where Noted)
Capital
Capital (b)
Value
MOIC (c)
% Public
Value
MOIC (c)
Value
MOIC (c)
Realized
Total
Private Equity
BCP I (Oct 1987 / Oct 1993)
859,081
$
-
$
-
$
n/a
-
1,741,738
$
2.6x
1,741,738
$
2.6x
19%
19%
BCP II (Oct 1993 / Aug 1997)
1,361,100
-
-
n/a
-
3,256,819
2.5x
3,256,819
2.5x
32%
32%
BCP III (Aug 1997 / Nov 2002)
3,967,422
-
-
n/a
-
9,184,688
2.3x
9,184,688
2.3x
14%
14%
BCOM (Jun 2000 / Jun 2006)
2,137,330
24,575
23,299
1.8x
-
2,951,018
1.4x
2,974,317
1.4x
6%
6%
BCP IV (Nov 2002 / Dec 2005)
6,773,182
215,546
1,339,848
1.2x
41%
20,049,478
3.1x
21,389,326
2.8x
41%
36%
BCP V (Dec 2005 / Jan 2011)
21,019,849
1,241,060
3,871,309
1.4x
57%
34,076,797
1.9x
37,948,106
1.9x
9%
8%
BCP VI (Jan 2011 / May 2016)
15,190,007
1,794,580
15,219,024
1.4x
23%
6,084,689
2.0x
21,303,713
1.5x
28%
12%
BEP I (Aug 2011 / Feb 2015)
2,437,584
166,111
2,889,394
1.5x
32%
859,498
1.9x
3,748,892
1.6x
42%
15%
BEP II (Feb 2015 / Feb 2021)
4,816,358
2,933,755
1,881,655
1.2x
-
-
n/a
1,881,655
1.2x
n/a
47%
BCP VII (May 2016 / May 2022)
18,549,374
16,134,686
2,450,097
1.0x
-
-
n/a
2,450,097
1.0x
n/a
n/m
Total Corporate Private Equity
77,111,287
$
22,510,313
$
27,674,626
$
1.4x
26%
78,204,725
$
2.2x
105,879,351
$
1.9x
17%
15%
Tactical Opportunities
13,946,336
6,394,172
8,206,191
1.2x
7%
2,501,655
1.5x
10,707,846
1.3x
27%
11%
Tactical Opportunities Co-Investment and Other
3,262,702
1,141,991
2,028,075
1.1x
-
321,638
1.5x
2,349,713
1.2x
n/a
12%
Strategic Partners I-V and Co-Investment (e)
12,833,284
2,487,200
2,965,240
3.7x
-
14,288,889
n/m
17,254,129
1.5x
n/a
13%
Strategic Partners VI LBO, RE and SMA (e)
7,402,171
2,495,828
3,498,260
1.7x
-
1,277,356
n/m
4,775,616
1.4x
n/a
23%
Strategic Partners VII (e)
7,489,970
6,197,007
583,820
1.3x
-
26,626
n/a
610,446
1.2x
n/a
n/m
BCEP (f)
4,129,194
3,524,972
604,222
1.0x
-
-
n/a
604,222
1.0x
n/a
n/m
Other Funds and Co-Investment (g)
1,469,956
415,513
29,182
0.8x
67%
634,538
1.0x
663,720
1.0x
n/m
n/m
Real Estate
Dollar
Pre-BREP
140,714
$
-
$
-
$
n/a
-
345,190
$
2.5x
345,190
$
2.5x
33%
33%
BREP I (Sep 1994 / Oct 1996)
380,708
-
-
n/a
-
1,327,708
2.8x
1,327,708
2.8x
40%
40%
BREP II (Oct 1996 / Mar 1999)
1,198,339
-
-
n/a
-
2,531,614
2.1x
2,531,614
2.1x
19%
19%
BREP III (Apr 1999 / Apr 2003)
1,522,708
-
-
n/a
-
3,330,406
2.4x
3,330,406
2.4x
21%
21%
BREP IV (Apr 2003 / Dec 2005)
2,198,694
-
369,644
0.5x
27%
4,160,248
2.2x
4,529,892
1.7x
31%
12%
BREP V (Dec 2005 / Feb 2007)
5,539,418
-
2,496,440
2.1x
15%
10,609,427
2.3x
13,105,867
2.3x
12%
11%
BREP VI (Feb 2007 / Aug 2011)
11,060,444
557,816
3,736,543
2.2x
47%
23,036,112
2.5x
26,772,655
2.4x
14%
13%
BREP VII (Aug 2011 / Apr 2015)
13,493,581
2,209,815
14,636,784
1.6x
20%
11,269,048
1.9x
25,905,832
1.7x
28%
18%
BREP VIII (Apr 2015 / Oct 2020)
16,416,375
10,443,865
7,887,455
1.3x
1%
2,017,820
1.2x
9,905,275
1.3x
18%
18%
Total Global BREP
51,950,981
$
13,211,496
$
29,126,866
$
1.6x
18%
58,627,573
$
2.2x
87,754,439
$
1.9x
19%
16%
Euro
BREP Int'l (Jan 2001 / Sep 2005)
824,172
€
-
€
-
€
n/a
-
1,369,016
€
2.1x
1,369,016
€
2.1x
23%
23%
BREP Int'l II (Sep 2005 / Jun 2008)
1,629,748
-
286,518
0.8x
55%
2,058,381
2.0x
2,344,899
1.7x
9%
6%
BREP Europe III (Jun 2008 / Sep 2013)
3,205,140
472,766
2,934,256
1.9x
-
3,041,895
2.2x
5,976,151
2.0x
22%
16%
BREP Europe IV (Sep 2013 / Dec 2016)
6,707,714
1,520,962
8,185,788
1.5x
3%
1,164,684
1.5x
9,350,472
1.5x
22%
18%
BREP Europe V (Dec 2016 / Jun 2021)
6,703,649
6,319,485
501,107
1.0x
-
-
n/a
501,107
1.0x
n/a
n/a
Total Euro BREP
19,070,423
€
8,313,213
€
11,907,669
€
1.5x
3%
7,633,976
€
2.0x
19,541,645
€
1.7x
16%
14%
BREP Co-Investment (h)
6,819,065
$
146,573
$
3,053,753
$
1.6x
66%
10,203,022
$
2.1x
13,256,775
$
2.0x
16%
16%
BREP Asia (Jun 2013 / Dec 2017)
5,085,933
3,028,120
2,761,252
1.4x
1%
2,030,989
1.7x
4,792,241
1.5x
21%
17%
Total BREP
87,344,028
$
25,350,327
$
49,532,093
$
1.5x
16%
81,016,633
$
2.2x
130,548,726
$
1.9x
18%
16%
BPP (i)
14,115,916
$
3,403,887
$
13,277,011
$
1.2x
-
107,286
$
1.9x
13,384,297
$
1.2x
36%
13%
BREDS (j)
12,252,591
$
6,968,549
$
2,451,243
$
1.2x
-
6,892,140
$
1.3x
9,343,383
$
1.3x
13%
11%

Blackstone

Investment
Records
as
of
March
31,
2017
(a)
–
Continued
The returns presented herein represent those of the applicable Blackstone Funds and not those of The Blackstone Group L.P.
n/m
Not meaningful.
n/a
Not applicable.
(a)
Preliminary.
(b)
Available Capital represents total investable capital commitments, including side-by-side, adjusted for certain expenses and expired or recallable capital and may include leverage, less invested capital. This amount is not reduced by outstanding commitments to investments.
(c)
Multiple of Invested Capital (“MOIC”) represents carrying value, before management fees, expenses and Carried Interest, divided by invested capital.
(d)
Net
Internal
Rate
of
Return
(“IRR”)
represents
the
annualized
inception
to
March
31,
2017
IRR
on
total
invested
capital
based
on
realized
proceeds
and
unrealized value, as applicable, after management fees, expenses and Carried Interest.
(e)
Realizations
are
treated
as
return
of
capital
until
fully
recovered
and
therefore
unrealized
and
realized
MOICs
are
not
meaningful.
(f)
BCEP, or Blackstone Core Equity Partners, is a core private equity fund which invests with a more modest risk profile and longer hold period.
(g)
Returns for Other Funds and Co-Investment are not meaningful as these funds have limited transaction activity.
(h)
BREP Co-Investment represents co-investment capital raised for various BREP investments. The Net IRR reflected is calculated by aggregating each co-
investment’s realized proceeds and unrealized value, as applicable, after management fees, expenses and Carried Interest.
(i)
BPP represents the core+ real estate funds which invest with a more modest risk profile and lower leverage.
(j)
Excludes Capital Trust drawdown funds.
(k)
BSCH,
or
Blackstone
Strategic
Capital
Holdings,
is
a
permanent
capital
vehicle
focused
on
acquiring
strategic
minority
positions
in
alternative
asset
managers.
(l)
Funds presented represent the flagship credit drawdown funds only. The Total Credit Net IRR is the combined IRR of the seven credit drawdown funds presented.
Committed
Available
Unrealized Investments
Realized Investments
Total Investments
Net IRRs (d)
(Dollars in Thousands, Except Where Noted)
Capital
Capital (b)
Value
MOIC (c)
% Public
Value
MOIC (c)
Value
MOIC (c)
Realized
Total
Hedge Fund Solutions
BSCH (Dec 2013 / Jun 2020) (k)
3,300,600
$
2,651,996
$
689,443
$
1.1x
-

135,582
$
n/a
825,025
$
1.3x
n/a
6%
BSCH Co-Investment
75,500

31,237

44,495

1.0x
-

4,298

n/a
48,793

1.1x
n/a
6%
Total Hedge Fund Solutions
3,376,100
$
2,683,233
$
733,938
$
1.0x
-

139,880
$
n/a
873,818
$
1.2x
n/a
6%
Credit (l)
Mezzanine I (Jul 2007 / Oct 2011)
2,000,000
$
99,280
$
161,361
$
1.3x
-

4,663,932
$
1.6x
4,825,293
$
1.6x
n/a
17%
Mezzanine II (Nov 2011 / Nov 2016)
4,120,000

1,393,677

3,256,146

1.1x
-

2,622,256

1.5x
5,878,402

1.3x
n/a
13%
Mezzanine III (Sep 2016 / Sep 2021)
6,639,133

5,467,784

1,212,728

1.0x
-

-

n/a
1,212,728

1.0x
n/a
n/m
Rescue Lending I (Sep 2009 / May 2013)
3,253,143

275,335

847,510

1.1x
-

5,120,819

1.5x
5,968,329

1.4x
n/a
11%
Rescue Lending II (Jun 2013 / Jun 2018)
5,125,000

1,446,697

3,597,915

1.2x
-

1,199,162

1.3x
4,797,077

1.2x
n/a
19%
Energy Select Opportunities (Nov 2015 / Nov 2018)
2,856,866

2,085,415

888,696

1.1x
-

172,592

1.5x
1,061,288

1.2x
n/a
26%
Euro
European Senior Debt Fund (Feb 2015 / Feb 2018)
1,964,689
€
2,925,122
€
886,329
€
1.0x
-

156,195
€
1.2x
1,042,524
€
1.0x
n/a
(5)%
Total Credit
26,260,552
$
13,896,899
$
10,914,405
$
1.1x
-

13,951,100
$
1.5x
24,865,505
$
1.3x
n/a
14%

Blackstone

Reconciliation
of
GAAP
to
Non-GAAP
Measures
–
Quarters
Notes on page 27.
(Dollars in Thousands)
1Q'15
2Q'15
3Q'15
4Q'15
1Q'16
2Q'16
3Q'16
4Q'16
1Q'17
Net Income (Loss) Attributable to The Blackstone Group L.P.
629,448
$
134,168
$
(254,697)
$
200,870
$
159,753
$
198,626
$
312,905
$
367,951
$
461,825
$
Net Income (Loss) Attributable to Non-Controlling Interests in Blackstone Holdings
645,230
134,870
(247,318)
150,734
131,202
201,805
285,267
342,010
417,258
Net Income Attributable to Non-Controlling Interests in Consolidated Entities
81,796
66,716
30,671
40,717
40,086
64,729
82,653
58,684
138,685
Net Income (Loss) Attributable to Redeemable Non-Controlling
Interests in Consolidated Entities
7,527
13,780
(12,520)
2,358
(6,401)
(2,049)
10,764
1,663
2,000
Net Income (Loss)
1,364,001
$
349,534
$
(483,864)
$
394,679
$
324,640
$
463,111
$
691,589
$
770,308
$
1,019,768
$
Provision for Taxes
99,344
43,251
1,573
46,230
9,146
47,415
27,714
48,087
57,437
Income (Loss) Before Provision for Taxes
1,463,345
$
392,785
$
(482,291)
$
440,909
$
333,786
$
510,526
$
719,303
$
818,395
$
1,077,205
$
Transaction-Related Charges
(a)
231,862
192,018
80,962
(15,279)
64,136
69,956
60,029
70,816
56,979
Amortization of Intangibles
(b)
25,899
24,720
30,624
23,287
23,208
23,208
22,054
15,996
11,344
(Income) Associated with Non-Controlling Interests of Consolidated Entities
(c)
(89,323)
(80,496)
(18,151)
(43,075)
(33,685)
(62,680)
(93,417)
(60,347)
(140,685)
Economic Income (Loss)
1,631,783
$
529,027
$
(388,856)
$
405,842
$
387,445
$
541,010
$
707,969
$
844,860
$
1,004,843
$
(Taxes) Benefit
(9,719)
(20,587)
(27,070)
29,849
(16,794)
(21,234)
(20,985)
(33,250)
(18,805)
Economic Net Income (Loss)
1,622,064
$
508,440
$
(415,926)
$
435,691
$
370,651
$
519,776
$
686,984
$
811,610
$
986,038
$
Taxes (Benefit)
(d)
9,719
20,587
27,070
(29,849)
16,794
21,234
20,985
33,250
18,805
Performance Fee Adjustment
(e)
(1,673,736)
(569,664)
639,349
(194,026)
(314,065)
(449,372)
(672,646)
(741,903)
(1,063,728)
Investment (Income) Loss Adjustment
(f)
(189,641)
(10,774)
136,131
11,435
26,650
(59,771)
(87,887)
(99,282)
(103,959)
Other Revenue
(g)
4,872
(3,973)
841
(10,240)
6,248
(8,546)
425
(52,839)
8,287
Net Interest Loss
(h)
8,402
14,411
9,522
11,846
13,351
13,546
14,184
10,542
10,954
Performance Fee Compensation and Benefits Adjustment
(i)
403,816
215,441
(130,479)
75,782
106,075
180,723
267,415
313,809
407,695
Equity-Based Compensation -
Non-Incentive Fee Related
(j)
42,248
27,994
15,690
10,969
20,963
16,852
16,624
19,308
26,650
Fee Related Earnings
227,744
$
202,462
$
282,198
$
311,608
$
246,667
$
234,442
$
246,084
$
294,495
$
290,742
$
Net Realized Performance Fees
(k)
934,939
725,986
359,243
506,851
187,794
251,935
352,008
327,053
772,780
Realized Investment Income (Loss)
(l)
107,792
136,497
87,526
86,993
(10,101)
53,670
60,634
95,666
202,894
Net Interest (Loss)
(h)
(8,402)
(14,411)
(9,522)
(11,846)
(13,351)
(13,546)
(14,184)
(10,542)
(10,954)
Taxes and Related Payables Including Payable Under Tax Receivable Agreement
(m)
(16,994)
(20,587)
(27,070)
(25,819)
(16,794)
(31,588)
(51,089)
(67,678)
(25,324)
Distributable Earnings
1,245,079
$
1,029,947
$
692,375
$
867,787
$
394,215
$
494,913
$
593,453
$
638,994
$
1,230,138
$
Interest Expense
38,853
45,437
44,981
46,511
48,432
48,779
47,265
53,030
56,830
Taxes and Related Payables Including Payable Under Tax Receivable Agreement
(m)
16,994
20,587
27,070
25,819
16,794
31,588
51,089
67,678
25,324
Depreciation and Amortization
6,927
6,715
6,719
6,852
6,292
6,331
7,338
12,010
6,216
Adjusted EBITDA
1,307,853
$
1,102,686
$
771,145
$
946,969
$
465,733
$
581,611
$
699,145
$
771,712
$
1,318,508
$
(d)

Blackstone

Reconciliation
of
GAAP
to
Non-GAAP
Measures
–
Years
Notes on page 27.
(Dollars in Thousands)
2012
2013
2014
2015
2016
1Q'16 LTM
1Q'17 LTM
Net Income Attributable to The Blackstone Group L.P.
218,598
$
1,171,202
$
1,584,589
$
709,789
$
1,039,235
$
240,094
$
1,341,307
$
Net Income Attributable to Non-Controlling Interests in Blackstone Holdings
407,727
1,339,845
1,701,100
683,516
960,284
169,488
1,246,340
Net Income Attributable to Non-Controlling Interests in Consolidated Entities
99,959
198,557
335,070
219,900
246,152
178,190
344,751
Net Income (Loss) Attributable to Redeemable Non-Controlling
Interests in Consolidated Entities
103,598
183,315
74,794
11,145
3,977
(2,783)
12,378
Net Income
829,882
$
2,892,919
$
3,695,553
$
1,624,350
$
2,249,648
$
584,989
$
2,944,776
$
Provision for Taxes
185,023
255,642
291,173
190,398
132,362
100,200
180,653
Income Before Provision for Taxes
1,014,905
$
3,148,561
$
3,986,726
$
1,814,748
$
2,382,010
$
685,189
$
3,125,429
$
Transaction-Related Charges
(a)
1,079,511
722,707
856,382
489,563
264,937
321,837
257,780
Amortization of Intangibles
(b)
150,148
106,643
111,254
104,530
84,466
101,839
72,602
(Income) Associated with Non-Controlling Interests of Consolidated Entities
(c)
(203,557)
(381,872)
(409,864)
(231,045)
(250,129)
(175,407)
(357,129)
Economic Income
2,041,007
$
3,596,039
$
4,544,498
$
2,177,796
$
2,481,284
$
933,458
$
3,098,682
$
Taxes
(d)
(45,708)
(82,164)
(199,512)
(27,527)
(92,263)
(34,602)
(94,274)
Economic Net Income
1,995,299
$
3,513,875
$
4,344,986
$
2,150,269
$
2,389,021
$
898,856
$
3,004,408
$
Taxes
(d)
45,708
82,164
199,512
27,527
92,263
34,602
94,274
Performance Fee Adjustment
(e)
(1,593,765)
(3,556,373)
(4,391,877)
(1,798,077)
(2,177,986)
(438,406)
(2,927,649)
Investment (Income) Loss Adjustment
(f)
(286,244)
(687,805)
(471,628)
(52,849)
(220,290)
163,442
(350,899)
Other Revenue
(g)
(5,149)
(10,308)
(9,405)
(8,500)
(54,712)
(7,124)
(52,673)
Net Interest Loss
(h)
22,522
32,968
36,511
44,181
51,623
49,130
49,226
Performance Fee Compensation and Benefits Adjustment
(i)
513,546
1,413,182
1,285,503
564,560
868,022
266,819
1,169,642
Equity-Based
Compensation
-
Non-Incentive
Fee
Related
(j)
90,040
130,124
45,133
96,901
73,747
75,616
79,434
Fee Related Earnings
781,957
$
917,827
$
1,038,735
$
1,024,012
$
1,021,688
$
1,042,935
$
1,065,763
$
Net Realized Performance Fees
(k)
392,411
960,175
1,789,692
2,527,019
1,118,790
1,779,874
1,703,776
Realized Investment Income (Loss)
(l)
95,398
170,471
543,425
418,808
199,869
300,915
412,864
Net Interest (Loss)
(h)
(22,522)
(32,968)
(36,511)
(44,181)
(51,623)
(49,130)
(49,226)
Taxes and Related Payables Including Payable Under Tax Receivable Agreement
(m)
(132,325)
(156,734)
(280,788)
(90,470)
(167,149)
(90,270)
(175,679)
Distributable Earnings
1,114,919
$
1,858,771
$
3,054,553
$
3,835,188
$
2,121,575
$
2,984,324
$
2,957,498
$
Interest Expense
69,152
103,904
132,855
175,782
197,506
185,361
205,904
Taxes and Related Payables Including Payable Under Tax Receivable Agreement
(m)
132,325
156,734
280,788
90,470
167,149
90,270
175,679
Depreciation and Amortization
42,235
35,441
32,300
27,213
31,971
26,578
31,895
Adjusted EBITDA
1,358,631
$
2,154,850
$
3,500,496
$
4,128,653
$
2,518,201
$
3,286,533
$
3,370,976
$

Blackstone

Reconciliation
of
GAAP
to
Non-GAAP
Measures
–
Notes
Note:
See page 34, Definitions and Distribution Policy.
(a)
This adjustment adds back to Income (Loss) Before Provision (Benefit) for Taxes amounts for Transaction-Related Charges which include principally equity-based compensation charges associated with Blackstone’s initial public offering and long-term retention programs outside of annual deferred compensation and other corporate actions.
(b)
This adjustment adds back to Income (Loss) Before Provision (Benefit) for Taxes amounts for the Amortization of Intangibles which are associated with Blackstone’s initial public offering and other corporate actions.
(c)
This adjustment adds back to Income (Loss) Before Provision (Benefit) for Taxes the amount of (Income) Loss Associated with Non-
Controlling Interests of Consolidated Entities and includes the amount of Management Fee Revenues associated with Consolidated
CLO Entities.
(d)
Taxes represent the total GAAP tax provision adjusted to include only the current tax provision (benefit) calculated on Income (Loss)
Before Provision for Taxes.
(e)
This adjustment removes from EI the total segment amount of Performance Fees.
(f)
This adjustment removes from EI the total segment amount of Investment Income (Loss).
(g)
This adjustment removes from EI the total segment amount of Other Revenue.
(h)
This adjustment represents Interest Income and Dividend Revenue less Interest Expense.
(i)
This adjustment removes from expenses the compensation and benefit amounts related to Blackstone’s profit sharing plans related to Performance Fees, including Incentive Fee Related equity-based award expense.
(j)
Represents Non-Incentive Fee Related equity-based award expense and excludes all transaction-related equity-based charges.
(k)
Represents the adjustment for realized Performance Fees net of corresponding actual amounts due under Blackstone’s profit sharing plans related thereto. Equals the sum of Net Realized Incentive Fees and Net Realized Carried Interest.
(l)
Represents the adjustment for Blackstone’s Realized Investment Income (Loss).
(m)
Taxes and Related Payables Including Payable Under Tax Receivable Agreement represent the total GAAP tax provision adjusted to include
only
the
current
tax
provision
(benefit)
calculated
on
Income
(Loss)
Before
Provision
for
Taxes
and
the
Payable
Under
Tax
Receivable Agreement.

Blackstone

Reconciliation of GAAP to Total Segment Measures
Notes on page 29.
Continued...
(Dollars in Thousands)
1Q'16
2Q'16
3Q'16
4Q'16
1Q'17
1Q'16 LTM
1Q'17 LTM
Management and Advisory Fees, Net
GAAP
608,906
607,823
596,154
630,092
642,142
2,534,643
2,476,211
Elimination Adjustment
(a)
4,295
4,397
5,526
5,800
7,439
23,700
23,162
Total Segment
613,201
$
612,220
$
601,680
$
635,892
$
649,581
$
2,558,343
$
2,499,373
$
Performance Fees
GAAP
314,493
449,243
671,032
741,563
1,063,142
438,051
2,924,980
Elimination Adjustment
(a)
(428)
129
1,614
340
586
355
2,669
Total Segment
314,065
$
449,372
$
672,646
$
741,903
$
1,063,728
$
438,406
$
2,927,649
$
Investment Income (Loss)
GAAP
(8,508)
105,139
143,103
116,317
211,156
(10,069)
575,715
Consolidation and Elimination Adjustment
(b)
(18,142)
(45,368)
(55,216)
(17,035)
(107,197)
(153,373)
(224,816)
Total Segment
(26,650)
$
59,771
$
87,887
$
99,282
$
103,959
$
(163,442)
$
350,899
$
Interest and Dividend Revenue
GAAP
23,075
22,286
21,819
28,544
28,495
96,112
101,144
Elimination Adjustment
(c)
12,006
12,947
11,262
13,944
17,381
40,119
55,534
Total Segment
35,081
$
35,233
$
33,081
$
42,488
$
45,876
$
136,231
$
156,678
$
Other
GAAP
(5,612)
7,935
(423)
52,853
(4,212)
7,811
56,153
Elimination Adjustment
(a)
(636)
611
(2)
(14)
(4,075)
(687)
(3,480)
Total Segment
(6,248)
$
8,546
$
(425)
$
52,839
$
(8,287)
$
7,124
$
52,673
$
Total Revenues
GAAP
932,354
1,192,426
1,431,685
1,569,369
1,940,723
3,066,548
6,134,203
Consolidation and Elimination Adjustment
(d)
(2,905)
(27,284)
(36,816)
3,035
(85,866)
(89,886)
(146,931)
Total Segment
929,449
$
1,165,142
$
1,394,869
$
1,572,404
$
1,854,857
$
2,976,662
$
5,987,272
$
Compensation
GAAP
346,003
355,424
329,634
304,347
351,589
1,512,635
1,340,994
Consolidation Adjustment
(e)
(58,600)
(69,269)
(61,039)
(63,284)
(62,562)
(365,851)
(256,154)
Total Segment
287,403
$
286,155
$
268,595
$
241,063
$
289,027
$
1,146,784
$
1,084,840
$
$
$
$
$
$
$
$
$
$
$
$
$
$
$
$
$
$
$
$
$
$
$
$
$
$
$
$
$
$
$
$
$
$
$
$
$
$
$
$
$
$
$
$
$
$
$
$
$
$

Blackstone

Reconciliation
of
GAAP
to
Total
Segment
Measures
–
Continued
This analysis reconciles the summarized components of Total Segments (pages 3-7) to their respective Total Segment amounts (page 13) and to their equivalent GAAP measures
as
reported
on
the
Consolidated
Statements
of
Operations
(page
1).
(a)
Represents
the
add
back
of
the
management,
performance,
and
other
fees
earned
from
consolidated
Blackstone
Funds
which
have
been
eliminated
in
consolidation.
(b)
Represents the add back of investment income, including general partner income, earned from consolidated Blackstone Funds which have been eliminated in consolidation
and
the
inclusion
of
investment
income
on
non-consolidated
Blackstone
Funds
which
in
GAAP
is
recorded
as
Other
Income
(Loss)
-
Net
Gains
(Losses)
from Fund Investment Activities.
(c)
Represents the elimination of inter-segment interest income and the related expense.
(d)
Represents the total consolidation and elimination adjustments for Total Revenues and Total Expenses, respectively.
(e)
Represents transaction-based equity compensation that is not recorded in the segments.
(f)
Represents the add back for the amortization of transaction based intangibles, which is not recorded in the segments, and the elimination of inter-segment interest expense.
(g)
Represents the reversal of Fund Expenses which are attributable to consolidated Blackstone Funds and not a component of the segments.
(h)
Represents the inclusion of Other Income (Loss) which is a consolidation amount not recorded in the segments.
(i)
Represents the total consolidation and elimination adjustment between GAAP and Total Segments.
(Dollars in Thousands)
1Q'16
2Q'16
3Q'16
4Q'16
1Q'17
1Q'16 LTM
1Q'17 LTM
Other Operating Expenses
GAAP
General, Administrative and Other
123,045
$
130,988
$
124,322
$
141,954
$
106,044
$
568,175
$
503,308
$
Interest Expense
37,356
36,878
37,278
41,142
40,246
150,508
155,544
GAAP
160,401
$
167,866
$
161,600
$
183,096
$
146,290
$
718,683
$
658,852
$
Consolidation and Elimination Adjustment
(f)
(11,875)
(10,612)
(10,710)
(10,424)
7,002
(89,082)
(24,744)
Total Segment
148,526
$
157,254
$
150,890
$
172,672
$
153,292
$
629,601
$
634,108
$
Total Expenses
GAAP
617,710
712,603
773,777
824,484
929,650
2,566,017
3,240,514
Less: GAAP Fund Expenses
(g)
(5,229)
(8,592)
(15,128)
(23,232)
(24,076)
(67,878)
(71,028)
Consolidation and Elimination Adjustment
(d)
(70,477)
(79,879)
(71,749)
(73,708)
(55,560)
(454,935)
(280,896)
$
$
$
$
$
$
$
Total Segment
542,004
$
624,132
$
686,900
$
727,544
$
850,014
$
2,043,204
$
2,888,590
$
GAAP Income (Loss) Before Provision for Taxes to Total Segment Economic Income
GAAP
Revenues Less Expenses
314,644
479,823
657,908
744,885
1,011,073
500,531
2,893,689
Other Income
(h)
19,142
30,703
61,395
73,510
66,132
184,658
231,740
Income Before Provision for Taxes
333,786
510,526
719,303
818,395
1,077,205
685,189
3,125,429
Consolidation and Elimination Adjustment
(i)
53,659
30,484
(11,334)
26,465
(72,362)
248,269
(26,747)
Total Segment
387,445
$
541,010
$
707,969
$
844,860
$
1,004,843
$
933,458
$
3,098,682
$

Blackstone

Walkdown of Financial Metrics
See pages 31 and 32, Walkdown of Financial Metrics –
Calculation of Certain Non-GAAP Financial Metrics for the calculation of the amounts presented herein that are not the respective captions on page
13, Total Segments. 1Q’17 Fee Related Earnings per Unit is based on end of period DE Units Outstanding; 1Q’17 DE per Unit is based on DE attributable to Common Unitholders (see page
19, Unitholder Distribution) and end of period Total Common Units Outstanding; and 1Q’17 ENI per Unit is based on Weighted-Average ENI Adjusted Units. 1Q’17 LTM per Unit represents the sum of the last four quarters. See page 33, Unit Rollforward.
(Dollars in Thousands, Except per Unit Data)
1Q'17
1Q'17 LTM
Results
Per Unit
Results
Per Unit
Management and Advisory Fees, Net
649,581
$
2,499,373
$
Fee Related Compensation
(262,377)
(1,005,406)
Non-Interest Operating Expenses
(96,462)
(428,204)
Fee Related Earnings
290,742
$
0.24
$
1,065,763
$
0.90
$
Net Realized Incentive Fees
27,649
112,090
Net Realized Carried Interest
745,131
1,591,686
Realized Investment Income
202,894
412,864
Net Interest (Loss)
(10,954)
(49,226)
Taxes and Related Payables
(25,324)
(175,679)
Distributable Earnings
1,230,138
$
1.02
$
2,957,498
$
2.42
$
Net Unrealized Incentive Fees
36,877
61,820
Net Unrealized Carried Interest
(150,360)
438
Unrealized Investment (Loss)
(98,935)
(61,965)
Other Revenue
(8,287)
52,673
Add Back: Related Payables
6,519
81,405
Less: Equity-Based Compensation
(29,914)
(87,461)
Economic Net Income
986,038
$
0.82
$
3,004,408
$
2.51
$

Blackstone

Walkdown
of
Financial
Metrics
–
Calculation
of
Certain
Non-GAAP
Financial
Metrics
–
Quarters
Unless otherwise noted, all amounts are the respective captions from the Total Segment information.
(a)
See
page
25,
Reconciliation
of
GAAP
to
Non-GAAP
Measures
–
Quarters
for
this
adjustment.
(b)
Represents tax-related payables including the Payable Under Tax Receivable Agreement, which is a component of Taxes and Related Payables.
(c)
Represents equity-based award expense included in Economic Income, which excludes all transaction-related equity-based charges.
(Dollars in Thousands)
1Q'15
2Q'15
3Q'15
4Q'15
1Q'16
2Q'16
3Q'16
4Q'16
1Q'17
Compensation
(329,838)
$
(289,352)
$
(329,575)
$
(240,454)
$
(287,403)
$
(286,155)
$
(268,595)
$
(241,063)
$
(289,027)
$
Less: Equity-Based Compensation - Non-Incentive Fee Related
42,248

27,994

15,690

10,969

20,963

16,852

16,624

19,308

26,650

Fee Related Compensation
(287,590)
$
(261,358)
$
(313,885)
$
(229,485)
$
(266,440)
$
(269,303)
$
(251,971)
$
(221,755)
$
(262,377)
$
Other Operating Expenses
143,282

168,401

157,565

155,109

148,526

157,254

150,890

172,672

153,292

Less: Interest Expense
(38,853)

(45,437)

(44,981)

(46,511)

(48,432)

(48,779)

(47,265)

(53,030)

(56,830)

Non-Interest Operating Expenses
104,429
$
122,964
$
112,584
$
108,598
$
100,094
$
108,475
$
103,625
$
119,642
$
96,462
$
Realized Incentive Fees
29,670

47,819

34,785

82,472

28,450

29,363

30,295

83,993

47,137

Less: Realized Incentive Fee Compensation
(12,227)

(21,837)

(15,061)

(36,821)

(14,123)

(15,251)

(15,436)

(33,286)

(22,752)

Plus: Equity-Based Compensation - Incentive Fee Related
2,150

553

2,129

1,311

1,061

1,670

1,554

1,539

3,264

Net Realized Incentive Fees
19,593
$
26,535
$
21,853
$
46,962
$
15,388
$
15,782
$
16,413
$
52,246
$
27,649
$
Realized Carried Interest
1,207,594

937,483

435,189

625,610

230,909

323,734

504,022

416,250

1,111,322

Less: Realized Carried Interest Compensation
(292,248)

(238,032)

(97,799)

(165,721)

(58,503)

(87,581)

(168,427)

(141,443)

(366,191)

Net Realized Carried Interest
915,346
$
699,451
$
337,390
$
459,889
$
172,406
$
236,153
$
335,595
$
274,807
$
745,131
$
Interest Income and Dividend Revenue
30,451

31,026

35,459

34,665

35,081

35,233

33,081

42,488

45,876

Less: Interest Expense
(38,853)

(45,437)

(44,981)

(46,511)

(48,432)

(48,779)

(47,265)

(53,030)

(56,830)

Net Interest (Loss)
(8,402)
$
(14,411)
$
(9,522)
$
(11,846)
$
(13,351)
$
(13,546)
$
(14,184)
$
(10,542)
$
(10,954)
$
Taxes and Related Payables
(a)
(16,994)
$
(20,587)
$
(27,070)
$
(25,819)
$
(16,794)
$
(31,588)
$
(51,089)
$
(67,678)
$
(25,324)
$
Unrealized Incentive Fees
62,620

26,311

(53,346)

(42,834)

7,100

8,007

32,172

2,450

60,016

Less: Unrealized Incentive Fee Compensation
(24,961)

(6,131)

14,642

18,940

(3,448)

(2,689)

(13,508)

(1,489)

(23,139)

Net Unrealized Incentive Fees
37,659
$
20,180
$
(38,704)
$
(23,894)
$
3,652
$
5,318
$
18,664
$
961
$
36,877
$
Unrealized Carried Interest
373,852

(441,949)

(1,055,977)

(471,222)

47,606

88,268

106,157

239,210

(154,747)

Less: Unrealized Carried Interest Compensation
(74,380)

50,559

228,697

107,820

(30,001)

(75,202)

(70,044)

(137,591)

4,387

Net Unrealized Carried Interest
299,472
$
(391,390)
$
(827,280)
$
(363,402)
$
17,605
$
13,066
$
36,113
$
101,619
$
(150,360)
$
Related Payables
(b)
7,275
$
-
$
-
$
55,668
$
-
$
10,354
$
30,104
$
34,428
$
6,519
$
Equity-Based Compensation - Non-Incentive Fee Related
42,248

27,994

15,690

10,969

20,963

16,852

16,624

19,308

26,650

Plus: Equity-Based Compensation - Incentive Fee Related
2,150

553

2,129

1,311

1,061

1,670

1,554

1,539

3,264

Equity-Based Compensation
(c)
44,398
$
28,547
$
17,819
$
12,280
$
22,024
$
18,522
$
18,178
$
20,847
$
29,914
$

Blackstone

Walkdown
of
Financial
Metrics
–
Calculation
of
Certain
Non-GAAP
Financial
Metrics
–
Years
Unless otherwise noted, all amounts are the respective captions from the Total Segment information.
(a)
See
page
26,
Reconciliation
of
GAAP
to
Non-GAAP
Measures
–
Years
for
this
adjustment.
(b)
Represents tax-related payables including the Payable Under Tax Receivable Agreement, which is a component of Taxes and Related Payables.
(c)
Represents equity-based award expense included in Economic Income, which excludes all transaction-related equity-based charges.
(Dollars in Thousands)
2012
2013
2014
2015
2016
1Q'16 LTM
1Q'17 LTM
Compensation
(1,030,776)
$
(1,115,640)
$
(1,153,511)
$
(1,189,219)
$
(1,083,216)
$
(1,146,784)
$
(1,084,840)
$
Less: Equity-Based Compensation -
Non-Incentive Fee Related
90,040
130,124
45,133
96,901
73,747
75,616
79,434
Fee Related Compensation
(940,736)
$
(985,516)
$
(1,108,378)
$
(1,092,318)
$
(1,009,469)
$
(1,071,168)
$
(1,005,406)
$
Other Operating Expenses
481,445
486,639
553,782
624,357
629,342
629,601
634,108
Less: Interest Expense
(69,152)
(103,904)
(132,855)
(175,782)
(197,506)
(185,361)
(205,904)
Non-Interest Operating Expenses
412,293
$
382,735
$
420,927
$
448,575
$
431,836
$
444,240
$
428,204
$
Realized Incentive Fees
301,464
474,333
261,745
194,746
172,101
193,526
190,788
Less: Realized Incentive Fee Compensation
(140,042)
(200,915)
(110,099)
(85,946)
(78,096)
(87,842)
(86,725)
Plus: Equity-Based Compensation -
Incentive Fee Related
-
-
3,093
6,143
5,824
5,054
8,027
Net Realized Incentive Fees
161,422
$
273,418
$
154,739
$
114,943
$
99,829
$
110,738
$
112,090
$
Realized Carried Interest
327,422
943,958
2,450,596
3,205,876
1,474,915
2,229,191
2,355,328
Less: Realized Carried Interest Compensation
(96,433)
(257,201)
(815,643)
(793,800)
(455,954)
(560,055)
(763,642)
Net Realized Carried Interest
230,989
$
686,757
$
1,634,953
$
2,412,076
$
1,018,961
$
1,669,136
$
1,591,686
$
Interest Income and Dividend Revenue
46,630
70,936
96,344
131,601
145,883
136,231
156,678
Less: Interest Expense
(69,152)
(103,904)
(132,855)
(175,782)
(197,506)
(185,361)
(205,904)
Net Interest (Loss)
(22,522)
$
(32,968)
$
(36,511)
$
(44,181)
$
(51,623)
$
(49,130)
$
(49,226)
$
Taxes and Related Payables (a)
(132,325)
$
(156,734)
$
(280,788)
$
(90,470)
$
(167,149)
$
(90,270)
$
(175,679)
$
Unrealized Incentive Fees
(29,311)
(19,928)
(29,425)
(7,249)
49,729
(62,769)
102,645
Less: Unrealized Incentive Fee Compensation
44,528
11,651
19,276
2,490
(21,134)
24,003
(40,825)
Net Unrealized Incentive Fees
15,217
$
(8,277)
$
(10,149)
$
(4,759)
$
28,595
$
(38,766)
$
61,820
$
Unrealized Carried Interest
994,190
2,158,010
1,708,961
(1,595,296)
481,241
(1,921,542)
278,888
Less: Unrealized Carried Interest Compensation
(321,599)
(966,717)
(379,037)
312,696
(312,838)
357,075
(278,450)
Net Unrealized Carried Interest
672,591
$
1,191,293
$
1,329,924
$
(1,282,600)
$
168,403
$
(1,564,467)
$
438
$
Related Payables (b)
86,617
$
74,570
$
81,276
$
62,943
$
74,886
$
55,668
$
81,405
$
Equity-Based Compensation -
Non-Incentive Fee Related
90,040
130,124
45,133
96,901
73,747
75,616
79,434
Plus: Equity-Based Compensation -
Incentive Fee Related
-
-
3,093
6,143
5,824
5,054
8,027
Equity-Based Compensation (c)
90,040
$
130,124
$
48,226
$
103,044
$
79,571
$
80,670
$
87,461
$

Blackstone

Unit Rollforward
Common Unitholders receive tax benefits from deductions taken by Blackstone’s corporate tax paying subsidiaries and bear responsibility for the deduction from Distributable Earnings of the Payable Under Tax Receivable Agreement and certain other tax-related payables. Distributable Earnings Units Outstanding excludes units which are not entitled to distributions.
1Q'16
2Q'16
3Q'16
4Q'16
1Q'17
Total
GAAP
Weighted-Average
Common
Units
Outstanding
-
Basic
644,897,849
646,933,698
650,917,510
655,074,617
660,939,708
Adjustments:
Weighted-Average Unvested Deferred Restricted Common Units
1,332,772
1,309,402
1,495,331
1,643,603
809,184
Weighted-Average Blackstone Holdings Partnership Units
-
546,235,112
543,392,474
539,139,078
537,758,091
Total
GAAP
Weighted-Average
Units
Outstanding
-
Diluted
646,230,621
1,194,478,212
1,195,805,315
1,195,857,298
1,199,506,983
Adjustments:
Weighted-Average Blackstone Holdings Partnership Units
548,042,780
-
-
-
-
Weighted-Average Economic Net Income Adjusted Units
1,194,273,401
1,194,478,212
1,195,805,315
1,195,857,298
1,199,506,983
Economic Net Income Adjusted Units, End of Period
1,194,083,538
1,194,567,513
1,195,797,124
1,196,223,079
1,199,565,618
Total Common Units Outstanding
643,789,108
645,810,990
649,587,761
654,833,530
661,126,963
Adjustments:
Blackstone Holdings Partnership Units
543,969,293
542,206,078
542,410,515
537,393,402
535,206,716
Distributable Earnings Units Outstanding
1,187,758,401
1,188,017,068
1,191,998,276
1,192,226,932
1,196,333,679

Blackstone

Definitions and Distribution Policy
Blackstone discloses the following financial measures that are calculated and presented on the basis of methodologies other than in accordance with generally accepted accounting principles in the United States of America (“non-GAAP”) in this presentation:
•
Blackstone uses Economic Income, or “EI”, as a key measure of value creation, a benchmark of its performance and in making resource deployment and compensation decisions across its four segments. EI represents segment net income before taxes excluding transaction-related charges. Transaction-related charges arise from Blackstone’s initial public offering (“IPO”) and certain long-term retention programs outside of annual deferred compensation and other corporate actions, including acquisitions. Transaction-related charges include certain equity-based compensation charges, the amortization of intangible assets and contingent consideration associated with acquisitions. EI presents revenues and expenses on a basis that deconsolidates the investment funds Blackstone manages.
•
Economic Net Income, or “ENI”, represents EI adjusted to include current period taxes. Taxes represent the total GAAP tax provision adjusted to include only the current tax provision (benefit) calculated on Income (Loss) Before Provision for Taxes.
•
Blackstone uses Fee Related Earnings, or “FRE”, which is derived from EI, as a measure to highlight earnings from operations excluding: (a) the income related to performance fees and related performance fee compensation, (b) income earned from Blackstone’s investments in the
Blackstone Funds (c) net interest income (loss) and (d) Other Revenue. Blackstone uses FRE as a measure to assess whether recurring revenue from its businesses is sufficient to adequately cover all of its operating expenses and generate profits. FRE equals contractual fee revenues less
(a) compensation expenses (which excludes amortization of equity-based awards, Carried Interest and Incentive Fee compensation), and (b)
non-interest operating expenses.
•
Distributable Earnings, or “DE”, which is derived from Blackstone’s segment reported results, is a supplemental measure to assess performance and amounts available for distributions to Blackstone unitholders, including Blackstone personnel and others who are limited partners of the
Blackstone Holdings partnerships. DE is intended to show the amount of net realized earnings without the effects of the consolidation of the
Blackstone Funds. DE, which is a component of ENI, is the sum across all segments of: (a) Total Management, Advisory and Other Fees, Net (b)
Interest and Dividend Revenue, (c) Realized Performance Fees, and (d) Realized Investment Income (Loss); less (a) Compensation, excluding the expense of equity-based awards, (b) Realized Performance Fee Compensation, (c) Other Operating Expenses, and (d) Taxes and Related Payables
Under the Tax Receivable Agreement. DE is reconciled to Blackstone’s Consolidated Statement of Operations.
•
Blackstone uses Adjusted Earnings Before Interest, Taxes and Depreciation and Amortization, or “Adjusted EBITDA”, as a supplemental non-
GAAP measure derived from segment reported results and may be used to assess its ability to service its borrowings. Adjusted EBITDA represents DE plus the addition of (a) Interest Expense (including inter-segment interest related expense), (b) Taxes and Related Payables
Including Payable Under Tax Receivable Agreement, and (c) Depreciation and Amortization.
Distribution Policy. Blackstone’s intention is to distribute quarterly to common unitholders approximately 85% of The Blackstone Group L.P.’s share of Distributable Earnings, subject to adjustment by amounts determined by Blackstone’s general partner to be necessary or appropriate to provide for the conduct of its business, to make appropriate investments in its business and funds, to comply with applicable law, any of its debt instruments or other agreements, or to provide for future cash requirements such as tax-related payments, clawback obligations and distributions to unitholders for any ensuing quarter. The amount to be distributed could also be adjusted upward in any one quarter. All of the foregoing is subject to the qualification that the declaration and payment of any distributions are at the sole discretion of Blackstone’s general partner and may change its distribution policy at any time, including, without limitation, to eliminate such distributions entirely.

Blackstone

Forward-Looking Statements
This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and
Section 21E of the Securities Exchange Act of 1934 which reflect Blackstone’s current views with respect to, among other things,
Blackstone’s operations and financial performance. You can identify these forward-looking statements by the use of words such as
“outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,”
“intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes
or
results
to
differ
materially
from
those
indicated
in
these
statements.
Blackstone
believes
these
factors
include
but
are
not limited to those described under the section entitled “Risk Factors” in its Annual Report on Form 10-K for the fiscal year ended
December 31, 2016, as such factors may be updated from time to time in its periodic filings with the Securities and Exchange
Commission, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this presentation and in the filings. Blackstone undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.
This presentation does not constitute an offer of any Blackstone Fund.